UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CSX Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2022

Proxy Statement

About CSX and the
Value We Create

Our Vision

To be the best-run railroad in North America

Our Purpose

To capitalize on the efficiency of rail transportation to serve America

Our Business

Our network connects every major metropolitan area in the eastern United States, as well as more than 230 short line railroads and more than 70 port terminals along the Atlantic and Gulf Coasts, the Mississippi River, the Great Lakes and the St. Lawrence Seaway.

CSX Corporation is one of the nation’s leading transportation suppliers, providing rail-based transportation services, including traditional rail service and the transport of intermodal containers and trailers.

Our rail network encompasses approximately 19,500 miles of track and connects 23 states, the District of Columbia, and the Canadian provinces of Ontario and Quebec. We serve some of the largest population centers in the nation, with nearly two-thirds of Americans living within CSX’s territory.

For nearly 200 years, CSX has played a critical role in North America’s economic expansion and industrial development. We move a broad portfolio of products across the country in a way that minimizes the effect on the environment, takes traffic off of a congested highway system, and minimizes fuel consumption and transportation costs. We also provide key freight services across a broad array of markets, including automotive, agricultural and food products, chemicals, fertilizers, forest products, metals and equipment, and minerals.

As the most energy-efficient way to move freight over land, the sustainability and innovation of the rail industry is of the utmost importance to us. Further, we intend to lead the industry in preparing for the next decade, particularly as we see the growth in global demand for quick efficient freight services and the ways technology is becoming more integrated, automated and efficient.

Letter to
Shareholders

March 22, 2022 Dear Shareholder

On behalf of the Board of Directors of CSX Corporation, I am pleased to invite you to attend the Company’s 2022 Annual Meeting on May 4 at 10:00 a.m. EDT. This year’s meeting will once again be held in a virtual format. We believe this is the most effective approach for protecting the health and safety of our shareholders while enabling the highest possible attendance.

The meeting will take place at www.virtualshareholdermeeting.com/CSX2022. To access the meeting, enter the 16-digit control number provided on your proxy card. The number can also be found on the Notice of Availability of Proxy Materials.

I encourage you to review the 2021 CSX Annual Report to Shareholders prior to joining the meeting. The report includes CSX’s audited financial statements and additional information about our Company’s business.

In compliance with the Securities and Exchange Commission’s “notice and access” rules, we are again providing electronic access to our proxy materials. Electronic distribution has proven to be the most effective and efficient method for enabling shareholders to review important information about CSX while also reducing the environmental impact of our Annual Meeting. These attributes are in keeping with our commitment to both transparency and sustainability. Please refer to the Questions and Answers section of the Proxy Statement or the Annual Meeting of Shareholders section of our Investor Relations website for additional details about accessing information and the conduct of the Annual Meeting.

Because every vote is important, I encourage you to promptly submit your proxy to ensure your shares are represented and voted whether or not you plan to attend the 2022 Annual Meeting. You can vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or (ii) if you request printed proxy materials, complete, sign, date and return your proxy card or voting instruction form if you hold your shares through a broker, bank or other nominee in the postage-paid envelope provided. If you submit your proxy in advance, you can still vote your shares online during the Annual Meeting should you choose to attend virtually. Please review the instructions for each of your voting options described in this Proxy Statement as well as in the Notice of Internet Availability you received in the mail or via email.

Along with the CSX Board of Directors and our leadership team, I look forward to your participation in the Annual Meeting.

Sincerely,

James M. Foote

President and Chief Executive Officer

Consistent with CSX’s commitment to environmental stewardship, resource conservation, governance and timely access to Company information, this year’s Proxy materials will be available to shareholders online.

2022 Proxy Statement     1

Notice of 2022 Virtual Annual
Meeting of Shareholders

To Our Shareholders

The Annual Meeting of Shareholders (the “Annual Meeting”) of CSX Corporation (together with its subsidiaries, “CSX” or the “Company”) will be held at 10:00 a.m. (EDT) on Wednesday, May 4, 2022. If you plan to participate in the Annual Meeting, please see the instructions in the Question and Answer section of the Proxy Statement. Shareholders will be able to listen, vote electronically and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend. Shareholders may only participate online at www.virtualshareholdermeeting.com/CSX2022.

Items of Business

1	2	3
To elect the 11 director nominees named in the attached Proxy Statement to the Company’s Board of Directors	To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2022	To vote on an advisory (non-binding) resolution to approve the compensation for the Company’s named executive officers

As discussed in Annual Meeting Questions & Answers (What happens if other matters are properly presented at the Annual Meeting?) and Other Matters below, the person named as proxy will use his discretion to vote on other matters that may properly come before the Annual Meeting.

The above matters are described in the attached Proxy Statement. You are urged, after reading the attached Proxy Statement, to vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or (ii) if you requested printed proxy materials, complete, sign, date and return your proxy card or voting instruction form if you hold your shares through a broker, bank or other nominee in the postage-paid envelope provided. This proxy is being solicited on behalf of the Company’s Board of Directors.

Only shareholders of record at the close of business on March 8, 2022, which is the record date for the Annual Meeting, are entitled to vote. The Notice of Internet Availability of Proxy Materials (the “Notice”), the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) are being mailed or made available to those shareholders on or about March 22, 2022.

By Order of the Board of Directors,

Nathan D. Goldman

Executive Vice President-Chief Legal Officer
and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2022

The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended
December 31, 2021, are available, free of charge, at www.proxyvote.com.

ITEM 2 Ratification of Independent Registered Public Accounting Firm	29

Fees Paid to Independent Registered Public Accounting Firm	30
Pre-Approval Policies and Procedures	30

Report of the Audit Committee	31
Letter from the Compensation and Talent Management Committee	33
Report of the Compensation and Talent Management Committee	35
Compensation Discussion and Analysis	36

Key Business Highlights for 2021	36
Say-on-Pay and Shareholder Engagement	40
Elements of the Company’s 2021 Executive Compensation Programs	41
2021 Base Salary	48
2021 Short-Term Incentive Compensation	48
2022 MICP Design	50
Long-Term Incentive Compensation	50

CEO Pay Ratio	66
ITEM 3 Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers	67
Equity Compensation Plan Information	68
Ownership of our Stock	69
Security Ownership of Management and Certain Beneficial Owners	69

Additional Information	71
Notice of Electronic Availability of Proxy Materials	71
Other Matters	72
Householding of Proxy Materials	72

Annual Meeting Questions & Answers	73

2022 Proxy Statement     3

ESG at CSX

At CSX, we strive to be the best-run railroad in North America, which begins with being the most sustainable mode of land-based freight transportation. By conducting business in a sustainable way, we demonstrate our commitment to industry-leading ESG performance that does right by our customers, employees, communities and shareholders.

The Governance and Sustainability Committee of our Board of Directors is responsible for assessing CSX’s progress on sustainability issues and overseeing our sustainability policies, strategies and programs. Additionally, the Compensation and Talent Management Committee ensures an ongoing emphasis on human capital management, including diversity, equity and inclusion initiatives. CSX has a cross-functional Environmental, Social and Governance (“ESG”) team with executive leadership and representation across all areas of the business. This team is tasked with ensuring company-wide alignment for our ESG approach, as well as measuring and monitoring progress against key performance indicators.

ESG Oversight and Management

ESG Highlights

CSX’s commitment to environmental stewardship, social responsibility and governance best practices are critical to our mission to be the best-run railroad in North America. CSX actively works to be innovative in its approach to sustainability, while setting challenging goals and pursuing opportunities for continued improvement as part of our commitment to responsible business practices.

In early 2021, CSX engaged with internal and external stakeholders for feedback on the Company’s ESG priorities. We conducted a materiality survey that included responses from 693 internal and external stakeholders, including employees, union members, customers, suppliers, investors, nonprofit organizations, and others. This exercise led to a prioritization of the issues most material to our business and stakeholders, which were published in the CSX 2020 ESG Report. Our process also included reviewing multiple ESG reporting frameworks and guidelines, such as the United Nations’ Sustainable Development Goals, Global Reporting Initiative, Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures.

Operating with Innovation at Our Core
Leveraging new technologies to improve operations, increase efficiency and drive growth is core to CSX’s operating model. Innovative tools and technologies enable us to drive meaningful improvements on safety, customer experience, environmental efficiencies and employee engagement.
INNOVATING FOR SAFETY: DOUBLING DOWN ON OUR DRONE PROGRAM	INNOVATING FOR ENVIRONMENTAL EFFICIENCIES: INTRODUCING NEW XGATE FUNCTIONS
By more than tripling our drone fleet we were able to improve safety, optimize inventory processes, detect changes and provide mapping of our assets in real time.	In 2020, we introduced new features to our XGate system, which allows us to streamline work for the intermodal drivers thanks to a machine vision technology that expedites driver transaction time by automating the outbound validation.
INNOVATING FOR CUSTOMER EXPERIENCE: REBUILDING SHIPCSX’S INTERFACE DESIGN AND EFFICIENCY	INNOVATING FOR EMPLOYEE ENGAGEMENT: SHIFTING TO VIRTUAL COLLABORATION PLATFORMS AND CLOUD STRATEGIES
We enable our customers to plan, ship, trace and pay for shipments quickly and with secure data through our ShipCSX platform. CSX initiated a multi-year effort to improve the platform to meet customer demand, utilize the most up-to-date technological advances and support scheduled railroading.	The widespread use of virtual collaboration as the primary form of work in 2020 allowed employees to work remotely and stay connected during the pandemic. Our Technology team was able to roll this out in record time and enabled new ways of working between employees and customers.

ESG AT CSX

Environmental

CSX’s commitment to advancing environmental sustainability supports our business strategy and is part of our value proposition. With rail being the most sustainable mode of land-based freight transportation, CSX has an opportunity to not only drive positive environmental outcomes for our customers, but also for our environment, helping divert incremental volumes off the highway without sacrificing reliability.

CSX understands that sound environmental stewardship is essential to address the complex challenge of climate change. As an industry, we are faced with both a considerable advantage and opportunity: on average, freight railroads are three to four times more fuel efficient than trucks and produce 75% fewer greenhouse gas (“GHG”) emissions. CSX is committed to leveraging this opportunity to make sure we are maximizing efficiencies and reducing our footprint.

As part of our environmental strategy, the Company has continued its partnership with the Science Based Targets initiative (“SBTi”) to work toward the target of limiting global warming to 2 degrees above preindustrial levels. CSX is proud to be the first railroad in North America to align with the SBTi at this aggressive level – an important first step toward a lower-carbon economy.

Looking toward the future, CSX is aggressively setting environmental goals to guide our strategy through 2030, building on our success in moving freight with less asset intensity and reducing fuel consumption.

Introducing Our 2030 Environmental Goals:

Continue working toward our science-based target to reduce GHG emissions intensity by 37.3%, using 2014 as our baseline.

To achieve this goal, we will continue to make network and operational improvements while investing in technologies that will create transformational change in the railroad industry.

Reduce the amount of hazardous waste generated from ongoing operations by 30%.

To achieve this goal, we will re-evaluate our purchasing practices, provide training to project managers and utilize product recycling wherever possible.

Expand efforts to engage our supply chain through evaluation of GHG quantification, ESG goals, and evaluation of risks and opportunities by engaging our suppliers through CDP Supply Chain.

To achieve this goal, we will partner with suppliers to create efficiencies and positively impact our businesses, our stakeholders and the environment.

Increase the company’s use of renewable energy to 50% of the Scope 2 footprint.

To achieve this goal, we will develop a viable Scope 2 strategy to include partnerships, energy audits, energy efficiency retrofits and renewable energy.

Decrease the amount of ongoing operations waste disposed in a landfill to less than 10% of volume.

To achieve this goal, we will identify those waste streams that can be reused or recycled and expand use of these alternative means of disposal.

Social

Safety

At CSX, safety encompasses every aspect of our operations, not just for our employees, but for our customers and the communities in which we operate. All employees across the organization are part of the Safety team. By putting health and safety at the center of our day-to-day operations, we strive to foster a safety culture grounded in ownership and accountability. CSX takes a proactive, network approach to safety, whereby we aim to identify and eliminate as many factors as possible that may contribute to the occurrence of accidents, and then share learnings and best practices across the organization. In 2021, we invested nearly $1.8 billion in critical infrastructure improvements to ensure safety, including track, bridges, signals, equipment and detection technology.

To better serve the communities in which we operate, CSX has a multi-year partnership with Operation Lifesaver, an education and awareness organization committed to ending collisions, fatalities and injuries at highway-rail grade crossings and along railroads rights-of-way. In addition to our work with Operation Lifesaver, CSX actively participates in Rail Safety Week, during which CSX conducts awareness activities, including traffic and trespassing enforcement blitzes, school and community presentations, and truck driver outreach.

2022 Proxy Statement     5

ESG AT CSX

Workforce Diversity and Racial Equity

CSX believes strongly that we cannot be the best-run railroad in North America without the best people, and we cannot have the best people without embracing diversity, equity and inclusion in our workforce. We believe that every employee’s contributions and differences help drive our success.

The Company is proud of the many business resource groups that have been initiated by its employees to connect with colleagues who have shared interests and experiences. Each BRG is led by an executive-level sponsor, with the goal of promoting a diverse, inclusive and engaged workplace culture.

CSX’s BRGs include: (i) ABLE Disability Inclusion Group, which represents employees with physical and intellectual disabilities; (ii) African American Inclusion Group, which focuses on creating a culture that embraces inclusion and promotes African American representation at CSX, as well as the rail industry; (iii) Asian Professionals for Excellence, which seeks to promote stronger working relationships between Asian and non-Asian employees through cultural education; (iv) LGBTQ+A(llies), which focuses on advocacy, education, policy and community outreach in support of the LGBTQ+ community; (v) STEAM, which focuses on sparking interest in technology and innovation amongst all employees; (vi) Interchange Women’s Leadership Network, which creates forums to engage aspiring women leaders on career and leadership development; and (vii) Military Business Resource Group, which honors and supports our nation’s veterans, active-duty military and their families.

Talent Strategy

At CSX, we recognize the unique contributions that each person brings to the Company and know that our people are the foundation of our success. Key to that foundation is building and maintaining a strong talent strategy. We are committed to building a culture that empowers employees to deliver value and reach their full potential. To attain our vision to be the best-run railroad in North America, we want every employee to be engaged and inspired as a valued contributor to our collective success.

Fostering a one-team workforce
At CSX, we are developing a One-CSX culture that will attract, retain and recognize an inclusive, high performing workforce that is laser-focused on delivering the Company’s vision with passion and urgency. Our one-team approach has four tenets:

ENSURE MISSION CLARITY Define values and new ways of working	SUSTAIN TOP TALENT Attract and retain the best talent by creating a connected culture	UNLOCK POTENTIAL Develop strong individuals into even stronger teams	CULTIVATE HIGH PERFORMANCE Create a framework where employees thrive

ESG AT CSX

Communities

At CSX, service to our communities is core to who we are and our commitment to people extends beyond our employees. Service is at the heart of every decision we make, for our customers, for ourselves and for our communities. We serve the communities in which we live and operate through monetary and in-kind giving, as well as employee volunteerism opportunities.

Last year (2021) marked the third full year of our signature community investment initiative, CSX Pride in Service. Pride in Service is a company-wide commitment to honor and serve the nation’s military, veterans and first responders by connecting them and their families with the support they need. CSX understands intimately the sacrifice that comes with military service, as nearly one in five CSX employees have served in some capacity. Oftentimes, our military, veteran and first responder heroes find themselves with various hardships and financial adversity once they are no longer in the line of duty. CSX has contributed more than $9.9 million to causes supporting military, veteran and first responder families since the inception of its Pride in Service initiative. With Pride in Service’s nonprofit partners, CSX makes possible critical financial assistance, community connections and acts of gratitude.

In 2021, CSX contributed more than $9.9 million and nearly 4,000 volunteer hours to communities across our 23-state network.	PRIDE IN SERVICE 350,000+ Service men, women and family members reached through our Pride in Service initiative
140 Service Events partnering with the following organizations

CSX is also committed to social justice in our communities. As such, CSX developed a cross-functional social justice advisory roundtable of employees and leaders to strategize and execute a plan to combat racial injustice. In addition, we have deployed a wide-ranging action plan, both internally and externally, to help strengthen inclusion in our corporate culture and within the communities we serve. The internal plan is built on four pillars: (i) Awareness, Education and Communication; (ii) Potential or Perceived Inequities; (iii) Employee Development; and (iv) Voter Education. Externally we have partnered with the Congressional Black Caucus Foundation and City Year while also leveraging our Pride in Service community engagement initiative to support equity and bridge the divide between segments of our communities.

Governance

Good governance practices begin with strong leaders who understand the opportunities and challenges across the business and help make decisions that support the Company’s long-term growth and success. Our Board of Directors and executive team uphold high levels of integrity, transparency and ethical business practices. Together, they are responsible for developing and communicating CSX’s vision and purpose in addition to overseeing the implementation of sound governance practices. Through their leadership, CSX takes a comprehensive approach to governance and compliance, with a robust program that guides how we coordinate and implement Company policies, codes, procedures and values, as well as how we monitor and adhere to laws and regulations.

Business Ethics 2021 ETHICS DATA HIGHLIGHTS 100% Management Employees Trained 66% Union Employees Trained

Risk Management and Business Disruption Prevention

$1.8B

in capital expenditures to maintain and improve our existing infrastructure.

CYBER AND INFORMATION
SECURITY MANAGEMENT

In 2019, Suzanne M. Vautrinot, a retired U.S. Air Force Major General, joined our Board. Ms. Vautrinot, who led the USAF’s Cyber Command and is currently the president of a cybersecurity strategy and technology consulting firm, provides invaluable expertise and guidance in cyber and information security management.

Human Rights

In 2021, CSX adopted a formal Human Rights Policy.

In January 2020, CSX joined a U.S. Department of Transportation initiative to fight human trafficking through increased education and public awareness

Responsible Sourcing 3,713 suppliers, both domestic and international, create a network of partners that contribute to CSX’s responsible value chain.

To learn more about our commitment to Environment, Social and Governance (ESG) or to view our latest ESG Report, visit our ESG site at https://investors.csx.com/esg. Information on, or that can be accessed through, our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission (“SEC”).

2022 Proxy Statement     7

Proxy Voting Summary

ITEM 1	Election of Directors	The Board unanimously recommends a vote FOR the election of the following Director nominees.

8

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2021 performance, please review the 2021 Annual Report.

COMMITTEES KEY
Chair	A	Audit	F	Finance
	CTM	Compensation and Talent Management	GS	Governance and Sustainability

2022 Proxy Statement	9

PROXY VOTING SUMMARY

ITEM 2	Ratification of Independent Registered Public Accounting Firm	The Board unanimously recommends that the shareholders vote FOR this proposal.

ITEM 3	Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers	The Board unanimously recommends that the shareholders vote FOR this proposal.

Elements of the Company’s 2021 Executive Compensation Programs

As an organization focused on pay-for-performance, CSX provides competitive total compensation opportunities in line with similar Comparator Group companies. The Compensation and Talent Management Committee reviews the performance and accomplishments of each executive to ensure incentive compensation payouts are consistent with the Company’s overall executive compensation program objectives.

Pay Element	Form	Performance	Objective
Salary	Cash	Based on assessment of scope of responsibilities, individual performance, experience and long-term shareholder value creation	Recruit, engage and retain talented, high-performing leaders
Short-Term Incentives	Cash

The Company’s performance measures for the 2021 annual incentive awards were:

■  Operating Income

■  Operating Ratio

■  Initiative-Based Revenue Growth

■  Safety

■  Fuel Efficiency

■  Trip Plan Compliance

Individual performance is also considered for determining the final payout for the executive

Motivate and reward executives and eligible employees for driving performance within a one-year period
Long-Term Incentives	■ Performance Units (50%) ■ Non-qualified Stock Options (25%) ■ Restricted Stock Units (25%)

The performance measures for the performance units granted as part of the 2021-2023 long-term incentive plan are:

■  Average Annual Operating Income Growth

■  Free Cash Flow

Formulaic linear Relative Total Shareholder Return modifier of +/- 25% with 250% maximum

Motivate and reward executives to drive strategic initiatives that create shareholder value over a three-year period

10

PROXY VOTING SUMMARY

Alignment with Leading Governance Practices

The Committee has established executive compensation programs that incorporate leading governance principles. Highlighted below are executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:	CSX Executive Compensation Practices Do NOT Include / Allow:

 Significant percentage of executive compensation that is performance-based

 Performance measures that are highly correlated to shareholder value creation

 Engagement of an independent compensation consultant to review compensation programs and provide an annual risk assessment

 Significant share ownership requirements for Vice President-level executives and above and non-employee directors

 Change of control agreements require a double-trigger (i.e., change of control plus termination) for severance purposes

 Clawback policy applicable to all incentive compensation plans

 Inclusion of multiple financial measures in short and long-term incentive compensation plans

 Use of payout caps on short and long-term incentives

Re-pricing of underwater options without shareholder approval Excise tax gross ups Recycling of shares withheld for taxes Hedging or pledging of CSX common stock

Business Highlights for 2021

In 2021, CSX delivered a Company-record operating ratio of 55.3%. In addition, CSX returned approximately $3.725 billion to shareholders in the form of dividends and share repurchases. For more detail on CSX’s performance in 2021, please see the 2021 Annual Report.

Stock Performance Graph

The cumulative five-year shareholder returns on $100 invested at December 31, 2016, assuming reinvestment of dividends, are illustrated on the accompanying graph. The Company references the Standard & Poor’s 500 Stock Index (“S&P 500”), which is a registered trademark of The McGraw-Hill Companies, Inc., and the Dow Jones U.S. Transportation Average Index (“DJT”), which provide comparisons to a broad-based market index and other companies in the transportation industry.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

2022 Proxy Statement	11

Item 1:

Election of Directors

Criteria for Board Membership

Overview

Eleven directors are to be elected to hold office until the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) and their successors are elected and qualified. The Governance and Sustainability Committee has recommended to the Board, and the Board has approved, the persons named below as director nominees. The Board believes that each of these director nominees adds to the overall diversity of the Board. Additionally, these director nominees bring a wide range of experience and expertise in management, railroad operations, financial markets, human capital and risk management. Each of the nominees listed below was elected to the Board at the Company’s 2021 Annual Meeting of Shareholders. Nominees for Board membership are expected to be prominent individuals who demonstrate leadership and possess outstanding integrity, values and judgment. Directors and nominees must be willing to devote the substantial time required to carry out the duties and responsibilities of directors. In addition, each Board member is expected to represent the broad interests of the Company and its shareholders as a group, and not any particular constituency.

Management received notice from a shareholder who intends to present himself for nomination as a director at the Annual Meeting. If this shareholder does properly present himself as a nominee at the Annual Meeting, the number of nominees for director will exceed the number of directors to be elected, and directors will be elected by a plurality of the votes cast, rather than by majority vote. In this situation, the person voting the proxies solicited by the Board for the Annual Meeting will vote as directed by you with respect to the election of the 11 directors named in this Proxy Statement and will vote against or abstain from voting on the shareholder’s director nominee.

Diversity

CSX strives to cultivate an environment that embraces teamwork and capitalizes on the value of diversity. Although the Board does not have a formal written diversity policy, the Governance and Sustainability Committee has a long-standing commitment to diversity. The Committee recognizes the importance of maintaining a Board with a broad scope of backgrounds and expertise that will expand the views and experiences available to the Board in its deliberations. Many factors are taken into account when evaluating director nominees, including their ability to assess and evaluate the Company’s strategies in the face of changing economic and regulatory environments that may impact customer and shareholder expectations. In addition, the Committee feels that candidates representing varied age, gender, and cultural and ethnic backgrounds add to the overall diversity and viewpoints of the Board.

Board Information and Diversity Highlights

The Governance and Sustainability Committee and the full Board believe that the director nominees listed below embody the breadth of backgrounds and experience necessary for a balanced and effective Board.

BOARD OF DIRECTORS DIVERSITY MATRIX

Total Number of Directors – 11 (as of March 22, 2022)
Part I. Gender Identity

	Female	Male	Non-Binary
Directors	3	8	–
Part II. Demographic Background
African American or Black	–	–	–
Alaskan Native or Native American	–	–	–
Asian	–	–	–
Hispanic or Latin	1	–	–
Native Hawaiian or Pacific Islander	–	–	–
White	2	7	–
Two or More Races or Ethnicities	–	1	–
LGBTQ+	–	–	–
Did Not Disclose Demographic Background	–	–	–

12

ITEM 1: ELECTION OF DIRECTORS

Key Skills and Experience

In determining the qualifications of a director nominee, the Board and the Governance and Sustainability Committee consider the following to be key skills and areas of experience:

Business Operations Business operations experience gives directors a practical understanding of developing, implementing and assessing the Company’s operating plan and business strategy.	Corporate Governance Corporate governance experience supports Board and management accountability, transparency and protection of shareholder interests.

Finance / Capital Allocation

Financial and capital allocation experience is important in evaluating capital markets and the Company’s design and implementation of financing and capital allocation strategies.

Board’s Skills and Experience as a Group	Board’s Skills and Experience as a Group	Board’s Skills and Experience as a Group

Accounting / Financial
Expertise

Experience as an accountant, auditor, chief financial officer or senior leader responsible for financial reporting is important because it assists directors with their oversight of the preparation and audit of the Company’s financial statements, and internal controls and procedures.

Government / Public Policy Government and public policy experience is important in understanding the legislative process and regulatory environment in which the Company operates.

Risk / Crisis Management

Risk / crisis management experience is critical in helping the Board fulfill its responsibilities with respect to its risk oversight and mitigation, as well providing Board leadership in navigating through corporate crises.

Board’s Skills and Experience as a Group	Board’s Skills and Experience as a Group	Board’s Skills and Experience as a Group

Human Capital
Management

Human capital management experience is valuable in understanding the dynamics of attracting, motivating and retaining high performing employees, including succession planning efforts.

Sustainability

Sustainability experience supports the Company’s efforts to meet the highest standards of environmental stewardship and prioritize the health and safety of our employees and communities in which we operate.

Transportation Industry /
Supply Chain Management

Transportation industry experience is important to understanding rail operations, the dynamics within the freight transportation sector, key performance indicators and the competitive environment.

Board’s Skills and Experience as a Group	Board’s Skills and Experience as a Group	Board’s Skills and Experience as a Group

Board Nominees

As of the date of this Proxy Statement, the Board has no reason to believe that any of the nominees named below will be unable or unwilling to serve. If any of the nominees named below is not available to serve as a director at the time of the Annual Meeting (an event which the Board does not now anticipate), the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the size of the Board. There are no family relationships among any of these nominees or among any of the nominees and any executive officer of the Company.

2022 Proxy Statement	13

ITEM 1: ELECTION OF DIRECTORS

Information regarding each of the Board’s nominees follows. Each such nominee has consented to being named in this Proxy Statement and to serve if elected.

The Board unanimously recommends a vote FOR the election of the following nominees.

Donna M. Alvarado, 73 Independent Director Nominee Director since 2006

CSX Committees Audit/Compensation and Talent Management.

Biographical Information

Donna M. Alvarado is the founder and current President of Aguila International, a business-consulting firm. Previously, Ms. Alvarado served as President and Chief Executive Officer of Quest International, a global educational publishing company, from 1989 to 1993. She has served on corporate boards in the manufacturing, banking, transportation and services industries. She has also led state and national workforce policy boards.

Ms. Alvarado previously served as Chairwoman of the Ohio Board of Regents. Following executive and legislative staff appointments at the U.S. Department of Defense and in the U.S. Congress, Ms. Alvarado was appointed by President Ronald Reagan to lead the federal agency ACTION, the nation’s premier agency for civic engagement and volunteerism, a position which she held from 1985 to 1989.

Skills and Qualifications

As a result of her experience in the public and private sector, Ms. Alvarado brings to the Board significant experience related to talent management, workforce planning and cultural transformation.

Other Public Directorships ■ CoreCivic, Inc. ■ Park National Corporation

Thomas P. Bostick, 65 Independent Director Nominee Director since 2020

CSX Committees Finance/Governance and Sustainability

Biographical Information

Mr. Thomas P. Bostick is Chairman of Bostick Global Strategies and is a retired U.S. Army Lieutenant General. He also served as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction, leading the world’s largest public engineering organization. Among his previous commands, Mr. Bostick was the Army’s Director of Human Resources and led the U.S. Army Recruiting Command. He was deployed during Operation Iraqi Freedom as second in command of the 1st Cavalry Division and later commanded the Army Corps of Engineers Gulf Region Division.

After retiring from the Army in 2016, Mr. Bostick joined Intrexon, a biological engineering company where he served as Chief Operating Officer. He led a restructuring of the company in 2019, that resulted in Intrexon being renamed Precigen at the start of 2020.

Skills and Qualifications Mr. Bostick has extensive leadership and crisis management experience, engineering expertise and knowledge in the fields of environmental sustainability and human resources.

Other Public Directorships ■ Perma-Fix Environmental Services, Inc.

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ITEM 1: ELECTION OF DIRECTORS

James M. Foote, 68 Management Director Nominee / President and Chief Executive Officer Director since 2017

CSX Committees Executive (Chair)

Biographical Information

James M. Foote, a senior executive with over 40 years of railroad industry experience in finance, operations and sales and marketing, was named President and Chief Executive Officer and a director of CSX in December 2017. Mr. Foote joined CSX as Executive Vice President and Chief Operating Officer in October 2017. Prior to joining CSX, Mr. Foote served as President and Chief Executive Officer of Bright Rail Energy, a technology company formed in 2012 to design, develop and sell products that allow railroads to switch locomotives to natural gas power. Before heading Bright Rail, Mr. Foote was Executive Vice President, Sales and Marketing, with Canadian National Railway Company. Mr. Foote joined Canadian National in 1995 as Vice President – Investor Relations to assist with the company’s privatization. He also served as Vice President Sales and Marketing – Merchandise at Canadian National.

Skills and Qualifications

Mr. Foote has expertise in railroad operations, including deep knowledge of the scheduled railroading operating model, and sales and marketing. He also provides the Board with significant knowledge and understanding of the rail industry in general, the regulatory environment and the market dynamics with respect to freight transportation.

Other Public Directorships ■ None

Steven T. Halverson, 67 Independent Director Nominee Director since 2006

CSX Committees Audit/Compensation and Talent Management (Chair)/Executive

Biographical Information

Steven T. Halverson was the Chairman from August 1999 to January 2021, and Chief Executive Officer from August 1999 to August 2018, of The Haskell Company, one of the largest design and construction firms in the United States. Prior to joining The Haskell Company in 1999, Mr. Halverson served as a Senior Vice President of M.A. Mortenson, a national construction firm. Mr. Halverson also serves as a director for GuideWell Mutual Insurance Holdings, Blue Cross Blue Shield of Florida, and is past chair of the Florida Council of 100, the Florida Chamber of Commerce, the Construction Industry Roundtable and the Jacksonville Civic Council. From 2008 until its sale to McKesson Corporation in 2013, Mr. Halverson served on the board of directors of PSS World Medical.

Skills and Qualifications

Mr. Halverson’s expertise as a chief executive officer in the construction industry allows him to provide unique insight and perspective on the U.S. economy and certain CSX markets. In addition, through his roles with key organizations in Florida, Mr. Halverson provides talent management and broad leadership capabilities to the Board.

Other Public Directorships ■ None

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ITEM 1: ELECTION OF DIRECTORS

Paul C. Hilal, 55 Independent Director Nominee / Vice Chair of The Board Director since 2017

CSX Committees Executive/Finance/Governance and Sustainability

Biographical Information

Paul C. Hilal founded and controls Mantle Ridge LP and each of its related entities (“Mantle Ridge”).

Prior to founding Mantle Ridge, Mr. Hilal was a partner and senior investment professional at Pershing Square Capital Management where he worked from 2006 to 2016. From 2012 to 2016, Mr. Hilal served as a director of Canadian Pacific Railway Limited where he was chair of the Management Resources and Compensation Committee and a member of the Finance Committee. Mr. Hilal currently serves on the Board of Overseers of Columbia Business School and served until 2016 on the Board of the Grameen Foundation – an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship.

Skills and Qualifications

Mr. Hilal draws on his experience as a value investor, as a capital allocator, and as an engaged director driving shareholder value. Additionally, through his railroad industry experience and perspective, Mr. Hilal provides the Board valuable insight regarding the financial aspects of CSX’s business.

Other Public Directorships ■ Aramark

David M. Moffet, 70 Independent Director Nominee Director since 2015

CSX Committees Audit (Chair)/Executive/Finance

Biographical Information

David M. Moffett served as the Chief Executive Officer and a director of the Federal Home Loan Mortgage Corporation from September 2008, until his retirement in March 2009. He previously served as a Senior Advisor with the Carlyle Group LLC from May 2007 to September 2008, and as the Vice Chairman and Chief Financial Officer of U.S. Bancorp from 2001 to 2007, after its merger with Firstar Corporation where he served as Vice Chairman and Chief Financial Officer from 1998 to 2001. Mr. Moffett also served as Chief Financial Officer of StarBanc Corporation, a predecessor to Firstar Corporation, from 1993 to 1998.

Mr. Moffett serves as a trustee on the boards of Columbia Fund Series Trust I and Columbia Funds Variable Insurance Trust, overseeing approximately 52 funds within the Columbia Funds mutual fund complex. In addition, he serves as a trustee for the University of Oklahoma Foundation. Mr. Moffett also has served as a consultant to Bridgewater and Associates.

From 2007 to 2015, Mr. Moffett served on the board of directors of eBay, Inc. From 2010 to 2016, Mr. Moffett served on the board of directors of CIT Group Inc.

Skills and Qualifications

With his many years of experience as a chief executive officer and as a chief financial officer of public financial services companies, Mr. Moffett is able to provide valuable insight to the Board concerning financial reporting, audit, compliance and capital allocation. He is also able to leverage his significant public policy experience.

Other Public Directorships ■ PayPal Holdings, Inc.

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ITEM 1: ELECTION OF DIRECTORS

Linda H. Riefler, 61 Independent Director Nominee Director since 2017

CSX Committees Compensation and Talent Management/Executive/Governance and Sustainability (Chair)

Biographical Information

Linda H. Riefler served as the Chair of Global Research at Morgan Stanley from 2011 to 2013, and prior to that as Global Head of Research since 2008. From 2006 to 2008, she served as the Chief Talent Officer of Morgan Stanley, in which role she served on both the Management Committee and the Operating Committee of Morgan Stanley. Ms. Riefler joined Morgan Stanley in 1987 in the Capital Markets division and was elected a managing director in 1998.

Since 2007, Ms. Riefler has served on the board of MSCI, Inc., a global provider of indices and decision report tools and services to global portfolio managers and asset owners across the equity, fixed income, and alternative asset universes. MSCI is also a leader in ESG research. She has also served on the board of North American Partners in Anesthesia, a private equity-owned national health care company since 2016. Ms. Riefler also serves as the chair of an educational nonprofit called Pencils of Promise that is committed to literacy in global rural underserved communities. Ms. Riefler also serves on the executive leadership team of Stanford Women on Boards whose mission is to cultivate and place exceptional women for board service. Previously, Ms. Riefler has served on the boards of Stanford Graduate School of Business and Choate Rosemary Hall.

Skills and Qualifications

Ms. Riefler draws on her experience at Morgan Stanley and elsewhere to provide the Board perspective on corporate strategy, talent management, sustainability, governance, debt and equity financings, and capital market allocations.

Other Public Directorships ■ MSCI, Inc.

Suzanne M. Vautrinot, 62 Independent Director Nominee Director since 2019

CSX Committees Audit/Governance and Sustainability

Biographical Information

Ms. Vautrinot retired from the United States Air Force (“USAF”) as a Major General in 2013, following a distinguished 31-year career where she influenced the development and application of critical cybersecurity and space technology. From 2011 to 2013, Ms. Vautrinot served as Commander of the USAF’s Cyber Command where she oversaw a multibillion-dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide. She served as the Deputy Commander for Joint Forces Component Command Network Warfare and was instrumental in creating, operating and protecting U.S. Cyber Command and the global network architecture. During her career in the USAF, Ms. Vautrinot also served as Director of Plans and Policy, U.S. Cyber Command and Deputy Commander, Network Warfare, U.S. Strategic Command, as well as Commander - Air Force Recruiting Service.

Ms. Vautrinot was formerly a director of Norton Life Lock Inc. (formerly Symantec Corporation) from 2013 to 2019.

Skills and Qualifications

Ms. Vautrinot provides the Board with expertise in cybersecurity, as well as leadership and insight on enterprise risk planning and crisis management, strategy, and ESG, including environmental matters, corporate governance and talent management.

Other Public Directorships ■ Ecolab, Inc. ■ Parsons Corporation ■ Wells Fargo & Co.

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ITEM 1: ELECTION OF DIRECTORS

James L. Wainscott, 64 Independent Director Nominee Director since 2020

CSX Committees Compensation and Talent Management/Finance

Biographical Information

James L. Wainscott is the former Chairman, President and Chief Executive Officer of AK Steel Holding Corporation, a leading steel production and manufacturing company. He joined AK Steel in 1995 as Vice President and Treasurer and was appointed Chief Financial Officer two years later. In 2003, he was named President, CEO and a member of the board of directors and then Chairman of the Board in 2006. Mr. Wainscott retired as President and CEO of AK Steel in 2015, and as Chairman in 2016. Prior to his time at AK Steel, Mr. Wainscott held a number of leadership positions with National Steel Corporation. Effective as of January 1, 2022, Mr. Wainscott was named Chair of the Council of Chief Executives, a group primarily consisting of retired Fortune 500 Company CEOs. He served as Vice Chair of this organization from 2020 through 2021.

Skills and Qualifications

With his public company experience as a chief executive officer and as a chief financial officer, Mr. Wainscott brings financial expertise, a deep knowledge of key industrial markets and proven leadership to the Company’s board of directors.

Other Public Directorships ■ Parker-Hannifin Corp.

J. Steven Whisler, 67 Independent Director Nominee Director since 2011

CSX Committees Audit/Executive/Finance (Chair)

Biographical Information

J. Steven Whisler is the retired Chairman and Chief Executive Officer of Phelps Dodge Corporation, a mining and manufacturing company, where he served in many roles from 1981, until his retirement in 2007. During his tenure at Phelps Dodge Corporation, Mr. Whisler was instrumental in the implementation of its “Zero and Beyond” safety program designed to eliminate workplace injuries and its “Quest for Zero” process-improvement program designed to, among other things, eliminate environmental waste while enhancing product quality.

Mr. Whisler also served as a director of International Paper Co. from 2007 until 2021, US Airways Group, Inc. from 2005 until 2011, and Burlington Northern Santa Fe from 1995 until its acquisition by Berkshire Hathaway in 2010.

Skills and Qualifications

Through his prior tenures on the Burlington Northern Santa Fe and the U.S. Airways Group boards of directors, and as a former executive in the mining industry, Mr. Whisler brings to the Board invaluable safety program experience, railroad knowledge and familiarity with certain key markets.

Other Public Directorships ■ Brunswick Corporation

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ITEM 1: ELECTION OF DIRECTORS

John J. Zillmer, 66 Independent Director Nominee / Chair of The Board Director since 2017

CSX Committees Compensation and Talent Management/Executive/Governance and Sustainability

Biographical Information

John J. Zillmer is the President and Chief Executive Officer of Aramark, a food service, facilities, and uniform services provider. Prior to joining Aramark, Mr. Zillmer served as the Executive Chairman, President and Chief Executive Officer of Univar Inc., a global chemical distributor and Fortune 500 company, where he also served as a director from 2009 to 2012. Prior to joining Univar, Mr. Zillmer served as Chairman and Chief Executive Officer of Allied Waste Industries, Inc. from 2005 to 2008, leading an operational transformation that has become an industry benchmark. He has also served as a director of Liberty Capital Partners, a private equity and venture capital firm specializing in startups, early stage, growth equity, buyouts and acquisitions.

Mr. Zillmer also serves on the North American advisory board of CVC Capital Partners. He previously served on the board of Reynolds American, Inc. from 2007 until its acquisition by British American Tobacco in 2017, Veritiv Corporation from 2014 to 2020, and Performance Food Group Company from 2015 to 2019.

Skills and Qualifications

Through his extensive experience as a chief executive officer, Mr. Zillmer provides the Board with critical insight on business transformation and optimization, as well as deep experience with respect to strategy, labor relations, industrial hygiene, safety, logistics, corporate governance and talent management.

Other Public Directorships ■ Ecolab, Inc. ■ Aramark

Director Commitments

John Zillmer is the Best Choice for Chair of the Board of CSX Corporation

Our Board recognizes that certain shareholders have raised questions about the public company commitments of our Board Chair, John Zillmer, who is also the Chief Executive Officer (“CEO”) of Aramark and serves on a total of three public company boards, including CSX.

After thorough consideration and evaluation of Mr. Zillmer’s performance in leading the Board, including engaging a third-party facilitator, the Board unanimously recommends the re-election of Mr. Zillmer at the 2022 Annual Meeting and his continuation in the role of Board Chair. Mr. Zillmer has been highly engaged since joining the Board in March 2017, and has attended every board and committee meeting since becoming Chair in January 2019. Mr. Zillmer is a fully active participant in the board’s meetings and deliberations, is available for consultation with the other independent directors and serves an important role in the strong, independent oversight of management.

As background, beginning in 2017, the Board was significantly reconstructed, stimulated by an engaged shareholder who helped introduce a change agent CEO and several new directors. The refreshed Board was focusing first on making step change improvements in efficiency and customer service, and then on executing upon strategic growth initiatives and cultural transformation.

In December 2017, CSX appointed a new CEO, who was thrust into the leadership role due to the tragic passing of the change agent CEO. Then, the long-tenured and highly effective Board chair retired in January 2019. Given these circumstances, the Board concluded it needed a chair who: (i) had deep industrial experience; (ii) had been CEO of a comparably sized public company; (iii) had experience leading large-scale business transformation; and (iv) possessed the personality and temperament to coalesce a diverse and relatively new board around transformative business and cultural initiatives. The unanimous view was that Mr. Zillmer perfectly fits these criteria.

When Mr. Zillmer was appointed CEO of Aramark in October 2019, where he had previously spent 23 years in leadership roles, the CSX board unanimously concluded he was still the right person to lead the Board. As part of its thought process, the Board recognized Mr. Zillmer’s Board leadership with respect to the ongoing business transformation; his performance, which remained at an exceptionally high level; his other commitments and capacity to serve; and CSX’s need for stability of Board leadership as the Company continued its transformation.

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ITEM 1: ELECTION OF DIRECTORS

The Board believes that Mr. Zillmer’s significant contributions to CSX based on his invaluable, experience-driven insights on business optimization and improvement, labor relations, safety, logistics, corporate governance, and talent management remain critical to the continued progress of the Company. Mr. Zillmer has been a force of stability in leading the Board as it navigates a range of highly complicated issues, including our business transformation and the COVID-19 pandemic. He has engaged extensively with and strongly supported the CEO, who in turn has excelled in driving the business transformation. During this time, the Board and management team have consistently drawn on Mr. Zillmer’s wise counsel to ensure oversight of management’s execution of CSX’s initiatives.

Each member of the CSX Board of Directors believes that losing Mr. Zillmer as Board Chair for the sole reason that he serves on three total boards as a sitting CEO would be to the detriment of the Board, CSX and its shareholders. Accordingly, the CSX Board of Directors unanimously recommends shareholders vote in favor of Mr. Zillmer’s re-election as a director at this year’s Annual Meeting. The Board intends to actively evaluate Mr. Zillmer’s performance, and should Mr. Zillmer be unwilling or unable to continue to maintain the level of engagement necessary to fulfill his responsibilities to CSX, the Board will reconsider its decision.

Director Independence

The Board annually evaluates the independence of each of its directors and, acting through its Governance and Sustainability Committee, the performance of each of its directors. In evaluating the independence of each of its directors, the Board considers the NASDAQ Global Select Market (“NASDAQ”) listing standards and reviews transactions or relationships, if any, between each director, director nominee or his or her immediate family and the Company or its subsidiaries. The purpose of this review is to determine whether any such relationships or transactions would interfere with the exercise of independent judgment by the director or director nominee in carrying out his or her responsibilities as a director, and thus, be inconsistent with a determination that the director or director nominee is independent. The Board also considers the independence of its committee members under applicable securities laws.

In February 2021, after considering NASDAQ listing standards, the Board, upon recommendation from the Governance and Sustainability Committee, determined that the following director nominees are independent under the NASDAQ listing standards: Donna M. Alvarado, Thomas P. Bostick, Steven T. Halverson, Paul C. Hilal, David M. Moffett, Linda H. Riefler, Suzanne M. Vautrinot, James L. Wainscott, J. Steven Whisler and John J. Zillmer.

Transactions with Related Persons and Other Matters

CSX operates under a Code of Ethics that requires all employees, officers and directors, without exception, to avoid engaging in activities or relationships that conflict, or would be perceived to conflict, with the Company’s interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to CSX than could be obtained from an unrelated person. The Audit Committee is responsible for oversight, review and approval or ratification of all transactions with related persons. CSX has not adopted written procedures for reviewing, approving or ratifying Related Person Transactions, but generally follows the procedures described below in accordance with Item 404 of Regulation S-K.

A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which: (i) CSX (including any of its subsidiaries) was, is or will be a participant; (ii) the amount involved exceeds $120,000 in any fiscal year; and (iii) any Related Person had, has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

A “Related Person” includes: (i) any person who is, or at any time since the beginning of the last fiscal year was, a director or executive officer or a nominee to become a director; (ii) any person who is known to be the beneficial owner of more than 5% of any class of CSX’s voting securities; (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and (iv) any firm, corporation or other entity in which any of the foregoing persons has a direct or indirect material interest.

On an annual basis, in response to the Directors and Officers Questionnaire (“Questionnaire”), each director, director nominee and executive officer submits to the Corporate Secretary a description of any current or proposed Related Person Transactions. Directors and executive officers are expected to notify the Corporate Secretary of any updates to the list of Related Person Transactions during the year. If Related Person Transactions are identified, those transactions are reviewed by the Audit Committee.

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ITEM 1: ELECTION OF DIRECTORS

The Audit Committee will evaluate Related Person Transactions based on:

■	information provided to the Board during the required annual affirmation of independence;
■	applicable responses to the Questionnaires submitted to the Company; and
■	any other applicable information provided by any director or executive officer of the Company, or obtained through internal database queries.

In connection with the review, approval or ratification of any Related Person Transaction, the Audit Committee will consider whether the transaction will be a conflict of interest or give the appearance of a conflict of interest. In the case of any Related Person Transaction involving an outside director or nominee for director, the Audit Committee will also consider whether the transaction will compromise the director’s status as an independent director as prescribed in the NASDAQ listing standards.

During 2021, there were no Related Person Transactions.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Talent Management Committee is, or in 2021 was, an officer or former officer or employee of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

Annual Evaluation of Board Performance

The Board believes an annual review of its performance, as a whole and as individual directors, is essential for ensuring overall effectiveness, including fulfillment of its oversight responsibilities, strategic planning and communications. The Governance and Sustainability Committee is responsible for developing and recommending the annual evaluation process to the Board. For 2021, the Board and director evaluation process was conducted as follows:

	EVALUATION FORMAT
	In October of 2021, the Governance and Sustainability Committee recommended the use of third-party interviews every third year, supplemented by a peer assessment questionnaire. For 2021, the evaluation process consisted of third-party interviews and peer assessment questionnaires.
1
	■
	CONDUCT EVALUATION
	■ One-on-one interviews were conducted by a third-party facilitator in December 2021. The interview questions were designed to elicit feedback on the Board’s performance in the areas of strategy and business, issues and challenges, Board and committee dynamics, Board and committee leadership, and structure of meetings. The supplemental peer assessment questionnaire was distributed to the board in early 2022, and sought feedback on individual director performance.	2

REVIEW FEEDBACK

3
■
	The feedback received from the third-party interviews and the peer assessment questionnaires was compiled on an anonymous basis and provided to the Chair of the Board and the Chair of the Governance and Sustainability Committee, with any committee level feedback provided to the respective committee chairs. This feedback was then discussed by the Board in executive session at its February 2022 meeting.

	OUTCOME
	Following the review of evaluation results, the Board considers in what ways the processes of the Board, and its committees, can be improved. The Board then implements changes and enhancements to its processes where necessary to ensure the ongoing effectiveness of the Board and each of its committees. ■ ▼	4

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Board of Directors’ Role in Succession Planning

One of the Board’s primary responsibilities is succession planning, not only for the Board but also for senior management, including the CEO. The Board believes it is critical to have a robust succession planning process and engages in succession planning efforts throughout the year, including a comprehensive management succession planning exercise in conjunction with its annual strategic planning session.

■	The process begins with management developing a detailed summary of the key skills and competencies required for all senior management roles. Management then analyzes and summarizes the skills, competencies and readiness of potential succession candidates across all senior management positions, as well as the pipeline of candidates for other key roles.
■	A detailed review of this analysis is provided to the Board at its annual succession planning session. The Board then engages in robust discussions regarding the skills, competencies and readiness levels of succession candidates and recommends development plans to ensure succession candidates are adequately prepared for planned and unexpected transitions.
■	Status updates on succession candidates and development plans are provided to and discussed by the Board at meetings throughout the year.

Board of Directors’ Role in Risk Oversight

Pursuant to its charter, the Audit Committee of the Board has primary responsibility for risk oversight. In addition to regular risk presentations to the Audit Committee, management periodically reports to the Board and its other committees on current risks and the Company’s approach to avoiding and mitigating risk exposure.

The Company’s Enterprise Risk Management (“ERM”) program includes activities related to the identification, assessment, mitigation and monitoring of enterprise-level risks. CSX revised its ERM framework in 2021 to focus on the Company’s core enterprise risks and related mitigation activities and controls. The CSX risk universe is currently divided into the following broad risk categories: Operations, Finance, Technology, and Compliance. Each risk category includes “core” ERM risks, as reflected in the chart below.

The ERM program is designed to ensure that senior management, the Audit Committee and the CSX Board understand how enterprise-level risks are monitored, measured, reported and managed to promote risk-aware decision-making and to keep risks within tolerable bounds. A well-established risk management structure is leveraged to support the program. Each core risk is aligned with a Risk Leader, who has ongoing responsibility for monitoring and managing that risk. Each Risk Leader reports to a member of the Executive Risk Committee (comprised of the Executive Vice President (“EVP”) of Operations; EVP and Chief Administrative Officer; EVP and Chief Legal Officer; and EVP and CFO), with a separate annual ERM report-out to the CEO.

In addition to risks related to financial reporting, internal controls and compliance, the Audit Committee also has oversight responsibilities with respect to information security risk, mitigation strategies and overall resiliency of the Company’s technology infrastructure. Such risks are considered as part of the Company’s overall risk management and business continuity processes. In addition, the Audit Committee periodically reviews assessments of information security controls and procedures, any incidents that could have a material impact on the Company’s network, as well as potential cyber security risk disclosures. In late 2019, Maj. Gen. (ret.) Suzanne Vautrinot joined the Board and the Audit Committee. She is a recognized expert in cyber security matters as she previously served as Commander of the United States Air Force’s Cyber Command where she oversaw a multi-billion cyber enterprise, and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.

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ITEM 1: ELECTION OF DIRECTORS

Board of Director’s Role in Oversight of ESG

The Governance and Sustainability Committee oversees the development and execution of CSX’s ESG strategy and reporting, and has responsibility for risk oversight and evaluation of climate-related issues. Additionally, the Compensation and Talent Management Committee has oversight responsibilities with respect to the Company’s workforce and human capital management processes, including plans and processes for promoting diversity, equity and inclusion. On a day-to-day basis, ESG is collaboratively managed by the respective operational departments. Operational leaders are responsible for measuring and monitoring progress against key performance indicators and for reviewing and applying stakeholder feedback and insights.

Shareholder Outreach and Engagement

We believe that on-going shareholder engagement is a key component of effective corporate governance that allows the Company to better understand evolving trends and enable strategic decision-making to deliver shareholder value. We conduct shareholder outreach throughout the year to ensure that management and the Board understand and consider our shareholders’ views on important issues.

Senior leaders and subject matter experts from the Company meet routinely with representatives from many of our institutional shareholders and periodically with proxy advisory firms to discuss CSX’s financial and operating performance, business strategy, corporate governance, executive compensation, and ESG matters. Members of the Board participate in these meetings from time to time. In addition, the Company continues to successfully engage with shareholders to advance issues that are in the best interests of our broad and diverse shareholder base.

In addition to this shareholder outreach, CSX also engages with shareholders and other interested parties through its participation in industry and investment community conferences, investor road shows, and analyst meetings. In 2021, CSX maintained an active shareholder outreach program, including investor conferences, small group meetings, and non-deal roadshows. The Company leveraged the continued use of virtual meetings to expand international outreach, meeting with investors in Europe, Asia and Australia. In 2021, CSX hosted meetings with 110 unique firms, representing $12.2 trillion of equity assets under management.

Interested parties who wish to communicate with management, the Board, or with a particular director, may forward appropriate correspondence to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. Pursuant to procedures established by the non-management directors of the Board, the Office of the Corporate Secretary will forward appropriate correspondence to the Board or a particular director. Appropriate correspondence generally includes any legitimate, non-harassing inquiries or statements.

Principles of Corporate Governance

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to the Company and its shareholders. The Board has adopted Corporate Governance Guidelines that reflect the high standards that employees, investors, customers, suppliers and others should expect. Key corporate governance principles observed by the Board and the Company include:

■	separation of the roles of Board Chair and Chief Executive Officer;
■	nomination of a slate of directors for election to the Board, a substantial majority of which are independent, as that term is defined in the NASDAQ listing standards;
■	establishment of qualification guidelines for director candidates and review of each director’s performance and continuing qualifications for Board membership;
■	the requirement that the Audit Committee, Compensation and Talent Management Committee, and Governance and Sustainability Committee be comprised solely of independent directors;
■	authority for the Audit, Compensation and Talent Management, and Governance and Sustainability Committees to retain outside, independent advisors and consultants when appropriate;
■	adoption of a Code of Ethics, which meets applicable rules and regulations and covers all directors, officers and employees of CSX;
■	adoption of a Policy Regarding Shareholder Rights Plans, establishing parameters around the adoption of any future shareholder rights plan, including the expiration of any such plan within one year of adoption if the plan does not receive shareholder approval or ratification;
■	adoption of a Policy Regarding Shareholder Approval of Severance Agreements requiring shareholder approval of certain future severance agreements with senior executives that provide benefits in an amount exceeding a threshold set forth in the policy;
■	a majority voting standard with a director resignation policy in an uncontested election; and
■	adoption of a proxy access bylaw with market terms.

CSX’s Corporate Governance Guidelines and Code of Ethics are available on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.” Shareholders may also request a free copy of any of these documents by writing to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. Any waivers of or changes to the Code of Ethics that apply to our directors or executive officers will be disclosed on CSX’s website at http://www.csx.com. There were no waivers to the Code of Ethics in 2021.

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ITEM 1: ELECTION OF DIRECTORS

Board Leadership and Committee Structure

The Board believes that at this time, and based on the Company’s current circumstances, the positions of Board Chair and CEO should be separate, with the Board Chair role being filled by an independent director. The duties of the Board Chair include: (i) calling special meetings of the Board; (ii) presiding at all meetings of the Board and shareholders; (iii) determining the agenda, schedule and meeting materials for meetings of the Board in consultation with the Vice Chair of the Board; (iv) guiding Board discussions and facilitating discussions between the Board and the Company’s management; (v) interacting with the Company’s analysts, investors, employees and other key constituencies; and (vi) keeping the Vice Chair informed, and consulting with the Vice Chair as to material developments regarding CSX.

The Chair of the Board is assisted by a Vice Chair. The duties of the Vice Chair include: (i) providing input on the agenda, schedules and meeting materials for meetings of the Board; (ii) assisting in guiding Board discussions and facilitating communication between the Board and the Company’s management; (iii) interacting with the Company’s analysts, investors, employees and other key constituencies; (iv) performing the duties of Board Chair in the absence or at the request of the Board Chair; and (v) keeping the Board Chair informed, and consulting with the Board Chair, as to material internal and external discussions the Vice Chair has, and material developments the Vice Chair learns about the Company and the Board.

The Board has five standing committees: the Audit Committee, the Compensation and Talent Management Committee, the Executive Committee, the Finance Committee, and the Governance and Sustainability Committee. Each of these committees has a written charter approved by the Board, a copy of which can be found on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.”

Audit Committee		Meetings in 2021: 9	Independent Members: 5/5

Committee Members	David M. Moffett (Chair) Donna M. Alvarado Steven T. Halverson	Suzanne M. Vautrinot J. Steven Whisler

The primary functions of the Audit Committee include oversight of: (i) the integrity of the Company’s financial statements and accounting methodology; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the Independent Registered Public Accounting Firm’s qualifications, independence and performance; (iv) the Company’s risk management processes; and (v) the Company’s internal audit function.

The Audit Committee recommends the appointment of the Independent Registered Public Accounting Firm and the Board approves the selection. This appointment is then submitted to shareholders for ratification. The Audit Committee also approves compensation of the Company’s Independent Registered Public Accounting Firm, reviews the scope and methodology of the proposed audits, reviews the Company’s financial statements and monitors the Company’s internal control over financial reporting. The Audit Committee is responsible for the approval of all services performed by the Independent Registered Public Accounting Firm. The Audit Committee maintains procedures for the receipt and treatment of complaints regarding the Company’s accounting, internal accounting controls or auditing matters. As part of its risk management responsibilities, the Audit Committee oversees cybersecurity risks.

The Audit Committee has five members, each of whom the Board, upon recommendation of the Governance and Sustainability Committee, has determined to be independent pursuant to the independence standards promulgated by NASDAQ and the SEC.

The Board has determined that all members of the Audit Committee are financially literate and Messrs. Moffett and Whisler have been designated as audit committee financial experts, as that term is defined by SEC rules and regulations. Please refer to the Report of the Audit Committee below for additional information.

24

ITEM 1: ELECTION OF DIRECTORS

Compensation and Talent Management Committee	Meetings in 2021: 8	Independent Members: 5/5

Committee Members	Steven T. Halverson (Chair) Donna M. Alvarado Linda H. Riefler	James L. Wainscott John J. Zillmer

The primary functions of the Compensation and Talent Management Committee are to: (i) establish the Company’s philosophy with respect to executive compensation and benefits; (ii) review the Company’s compensation practices and policies, benefit plans and perquisites applicable to all employees and executives to ensure consistency with the Company’s compensation philosophy; (iii) monitor the Company’s benefit plans, practices, programs and policies maintained for employees and directors for compliance with all applicable laws; (iv) in consultation with the Board, review and approve corporate goals and objectives relevant to compensation and benefits for the CEO, evaluate the CEO’s performance in light of those goals and objectives, and as directed by the Board, set the level of compensation of the CEO based on such evaluation; and (v) review the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement and, as appropriate, recommend to the Board for approval the inclusion of the CD&A section in the Company’s Annual Report on Form 10-K and Proxy Statement.

The Compensation and Talent Management Committee also is responsible for the oversight of human capital management including review of the Company’s leadership development, performance management and talent acquisition programs. In addition, the Compensation and Talent Management Committee has oversight responsibilities with respect to the Company’s plans and processes for promoting diversity, pay equity and inclusion.

The Compensation and Talent Management Committee has also retained the services of an independent compensation consultant to advise on executive compensation matters. The role of the compensation consultant is described in the CD&A section of this Proxy Statement.

The Compensation and Talent Management Committee has five members each of whom qualifies as: (i) a “non-employee director” within the meaning of Rule 16b-3 of Securities and Exchange Act of 1934; and (ii) independent pursuant to the independence standards promulgated by NASDAQ.

Finance Committee	Meetings in 2021: 5	Independent Members: 5/5

Committee Members	J. Steven Whisler (Chair) Thomas P. Bostick Paul C. Hilal	David M. Moffett James L. Wainscott

The primary functions of the Finance Committee include: (i) providing general oversight with respect to the Company’s capital structure, cash flows and key financial ratios; (ii) reviewing and monitoring corporate debt, cash flow; (iii) recommending policies and practices related to dividends and share repurchase programs, and (iv) authorizing the issuance of debt or other securities, or other forms of financing; and (v) reviewing the assets and liabilities maintained by the Company and its affiliates in conjunction with employee benefit plans, including monitoring the funding and investment policies and performances of the assets.

The Finance Committee has five members each of whom the Board has determined to be independent under the applicable NASDAQ rules.

The Finance Committee may, under its charter, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee as appropriate and consistent with applicable regulations, laws and listing standards.

2022 Proxy Statement	25

ITEM 1: ELECTION OF DIRECTORS

Governance and Sustainability Committee	Meetings in 2021: 6	Independent Members: 5/5

Committee Members	Linda H. Riefler (Chair) Thomas P. Bostick Paul C. Hilal	Suzanne M. Vautrinot John J. Zillmer

The Governance and Sustainability Committee’s primary responsibilities include: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending candidates for election to the Board and its committees, (ii) evaluating the performance and effectiveness of the Board, (iii) recommending changes in Board size, composition and committee structure; and (iv) overseeing the CEO and senior management succession planning process.

The Governance and Sustainability Committee is also responsible for reviewing the Company’s sustainability policies, strategies and programs, and sustainability performance and reporting, including an annual review of the Company’s Environmental, Social and Governance Report. In addition, the Governance and Sustainability Committee is also responsible for oversight of the Corporation’s political giving policy and community affairs activities, including the corporate philanthropy policy.

The Governance and Sustainability Committee has five members each of whom the Board has determined to be independent under the applicable NASDAQ rules.

Executive Committee	Meetings in 2021: 0	Independent Members: 6/7

Committee Members	James M. Foote (Chair) Steven T. Halverson Paul C. Hilal David M. Moffett	Linda H. Riefler J. Steven Whisler John J. Zillmer

The Executive Committee meets for the purpose of acting on behalf of the full Board between regularly scheduled meetings of the Board when time is of the essence. The Executive Committee has and may exercise all the authority of the Board, except as may be prohibited by Section 13.1-689 of the Virginia Stock Corporation Act, as it may from time to time be amended. Pursuant to the Executive Committee charter, a notice of a meeting of the Executive Committee is required to be provided to all Board members. The Executive Committee has seven members, consisting of the CEO, Chair of the Board, Vice Chair of the Board and the chairs of each of the four other standing committees.

26

ITEM 1: ELECTION OF DIRECTORS

Meetings of the Board and Executive Sessions

During 2021, there were eight meetings of the Board. Each of the director nominees attended at least 95% of the meetings of the Board and the committees on which he or she served. The non-employee directors met alone in executive session at each regular Board meeting. These executive sessions were led by the Chair of the Board. In accordance with the CSX Corporate Governance Guidelines, the independent directors (when different than non-management directors) meet in executive session at least once a year. While the Company does not have a formal policy regarding director attendance at annual shareholder meetings, the Company strongly encourages directors to attend absent an emergency.

Director Compensation

The Board periodically reviews and sets the compensation for the non-employee directors based on the recommendation of the Governance and Sustainability Committee. Director compensation includes both cash and stock-based components. In recommending the amount and form of director compensation, the Committee considers, among other factors, peer benchmarking data and the level of compensation necessary to attract and retain qualified, independent directors.

Elements of Director Compensation

The following charts show director cash and equity compensation for fiscal year 2021.

Annual Retainer	Cash	Equity(1)
Base Retainer	$ 122,500	$ 172,500
(1)	Annual grant of CSX common stock in the amount of $172,500 granted on February 10, 2021, with the number of shares based on the average closing price of CSX common stock in the months of November 2020, December 2020 and January 2021.
Incremental Amount Above Annual Retainer
Non-Executive Chair of the Board	$250,000
Audit Committee Chair	$25,000
Audit Committee Member	$5,000
Compensation and Talent Management Committee Chair	$20,000
Finance Committee Chair	$20,000
Governance and Sustainability Committee Chair	$20,000

Each non-employee director was eligible to defer all or a portion of his or her director’s fees in 2021, including cash and equity compensation, under the CSX Directors’ Deferred Compensation Plan (the “Directors’ Plan”). Cash deferrals are credited to an unfunded account and invested in various investment choices or deferred as shares of CSX common stock. The investment choices parallel the investment options offered to employees under CSX’s 401(k) plan. Equity deferrals are automatically held as outstanding shares in a trust, with dividends credited in the form of additional shares.

Matching Gift Program and Other Benefits

Non-management directors may participate in the CSX Directors’ Matching Gift Program, which is considered an important part of CSX’s philanthropy and community involvement. CSX will match director contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 per non-employee director per year. During 2021, nine philanthropic organizations collectively received $155,000 under the Directors’ Matching Gift Program. Non-employee directors also are eligible to receive other compensation and benefits as discussed below. The CEO does not receive compensation for his services as a director.

2022 Proxy Statement	27

ITEM 1: ELECTION OF DIRECTORS

2021 Directors’ Compensation Table

The following table summarizes the compensation of each of the non-employee directors in 2021.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Donna M. Alvarado	127,500	168,424	0	295,924
Thomas P. Bostick	122,500	168,424	0	290,924
Steven T. Halverson	147,500	168,424	50,000	365,924
Paul C. Hilal	122,500	168,424	10,000	300,924
John D. McPherson	49,471	168,424	9,677	227,572
David M. Moffett	147,500	168,424	0	315,924
Linda H. Riefler	142,500	168,424	0	310,924
Suzanne M. Vautrinot	127,500	168,424	20,000	315,924
James L. Wainscott	122,500	168,424	50,000	340,924
J. Steven Whisler	147,500	168,424	25,000	340,924
John J. Zillmer	122,500	412,506	0	535,006
(1)	Fees Earned or Paid in Cash – Includes a cash retainer of $122,500 and any Committee Chair or Audit Committee fees earned in 2021. Mr. Whisler elected to defer 100% of his cash retainers and fees in the form of CSX stock into the Directors’ Plan.
(2)	Stock Awards – Amounts disclosed in this column are based on the February 10, 2021 grant date fair value of the annual stock grant to directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The number of shares granted was based on an award of $172,500 divided by the average closing price of CSX common stock in the months of November 2020, December 2020 and January 2021, which was $30.11 on a post-split basis. All such stock awards to directors vested immediately upon grant. Mr. Zillmer’s amount also includes a Non-Executive Chair of the Board stock grant based on the February 10, 2021 grant date fair value calculated in accordance with FASB ASC Topic 718. The number of shares is based on an award of $250,000 divided by the average closing price of CSX common stock in the months of November 2020, December 2020 and January 2021. This stock award vested immediately upon grant.
(3)	All Other Compensation – The only perquisites to exceed $10,000 for any director were: (i) the Company match under the Directors’ Matching Gift Program, which includes matches in the following amounts: $50,000 for each of Messrs. Halverson and Wainscott, $25,000 for Mr. Whisler, and $20,000 for Maj. Gen. (ret.) Vautrinot.

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines to better align the interests of non-employee directors with the interests of shareholders. Within five years of election to the Board, a non-employee director is expected to acquire and hold an amount of CSX common stock equal in value to five times the amount of such non-employee director’s annual cash retainer. If the annual cash retainer increases, the non-employee directors will have five years from the time of the increase to acquire any additional shares needed to satisfy the guidelines. All non-employee directors who have served on the Board for five or more years since their election held a sufficient number of shares to satisfy these guidelines. Further information on the Stock Ownership Guidelines is available on CSX’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.”

28

Item 2:
Ratification of Independent
Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Independent Registered Public Accounting Firm retained to audit the Company’s financial statements. Pursuant to this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the Independent Registered Public Accounting Firm’s qualifications, performance and independence. When considering the Independent Registered Public Accounting Firm’s independence, the Audit Committee specifically considers non-audit fees and services. Additionally, the Audit Committee periodically considers whether there should be a rotation of the Independent Registered Public Accounting Firm. Furthermore, in conjunction with the mandated rotation of the Independent Registered Public Accounting Firm’s lead engagement partner, the Audit Committee and its chair were directly involved in the selection of the Independent Registered Public Accounting Firm’s lead engagement partner.

The Audit Committee has selected and appointed Ernst & Young LLP (“EY”) as the Company’s Independent Registered Public Accounting Firm to audit and report on CSX’s financial statements for the fiscal year ending December 31, 2022. EY or its predecessors have continuously served as the Company’s Independent Registered Public Accounting Firm since 1981. The Audit Committee and the Board believe that the continued retention of EY as the Company’s Independent Registered Public Accounting Firm is in the best interests of the Company and its shareholders.

Action by shareholders is not required by law in the appointment of the Independent Registered Public Accounting Firm. If shareholders do not ratify this appointment, however, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different, independent Registered Public Accounting Firm at any time during the fiscal year if it is determined that such a change would be in the best interest of CSX and its shareholders.

EY has no direct or indirect financial interest in CSX or in any of its subsidiaries, nor has it had any connection with CSX or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of EY will participate in the Company’s Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. It is also expected they will be available to respond to appropriate questions.

The Board unanimously recommends that the shareholders vote FOR this proposal.

2022 Proxy Statement      29

ITEM 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Independent Registered Public Accounting Firm

EY served as the Independent Registered Public Accounting Firm for the Company in 2021. The Audit Committee was responsible for the audit fee negotiations associated with the retention of EY. Fees paid to EY were as follows:

	2020	2021
Audit Fees:	$2,918,000	$2,695,000
Includes fees associated with the integrated audit, testing internal controls over financial reporting (SOX 404), the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits and other attestation services related to regulatory filings.
Audit Related Fees:	$225,000	$230,000
Includes audits of employee benefit plans and subsidiary audits.
Tax Fees:	$—	$—
Includes fees for tax compliance and tax advice and planning.
All Other Fees:	$380,000	$—
Includes fees for advisory services for non-audit projects. The Audit Committee has concluded that the services covered under the caption “All Other Fees” are compatible with maintaining EY’s independent status.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the approval of all services performed by EY. The Chair of the Audit Committee has the authority to approve all engagements that will cost less than $250,000 and, in such cases, will report any pre-approvals to the full Audit Committee for ratification at its next scheduled meeting. All engagements expected to cost $250,000 or more require pre-approval of the full Audit Committee. In addition, it is Company policy that tax and other non-audit services should not equal or exceed base audit fees plus fees for audit-related services. In 2020 and 2021, all services performed by EY were pre-approved.

30

Report of the
Audit Committee

The Audit Committee of the CSX Board of Directors (the “Audit Committee”) oversees the Company’s accounting and financial reporting processes on behalf of the Board. The Audit Committee assists the Board with oversight of: (i) the integrity of the Company’s financial statements and accounting methods, (ii) the Company’s internal controls over financial reporting; (iii) the Company’s enterprise risk management process; (iv) the Company’s compliance with legal and regulatory requirements; (v) the independent auditors’ qualifications, independence and performance; and (vi) the performance of the Company’s internal audit function.

Management has the primary responsibility for the financial statements, for establishing and maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

During 2021, the Audit Committee was comprised solely of independent directors as defined by NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The members of the Audit Committee in 2021, together with appointment dates and meeting attendance, are set forth below:

Members	Committee Member Since	Attendance at Full Committee Meetings During 2021
David M. Moffett, Chair	May 2015	9/9
Donna M. Alvarado	August 2006	9/9
Steven T. Halverson	May 2009	9/9
Suzanne M. Vautrinot	December 2019	9/9
J. Steven Whisler	May 2011	9/9

The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function and the Company’s Independent Registered Public Accounting Firm. The Audit Committee discussed with the Company’s internal auditors and Independent Registered Public Accounting Firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting.

Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s Independent Registered Public Accounting Firm, and determines whether to re-engage the current Independent Registered Public Accounting Firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Independent Registered Public Accounting Firm, the capabilities of the Independent Registered Public Accounting Firm, technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained EY as the Company’s Independent Registered Public Accounting Firm for 2022. Although the Audit Committee has the authority to appoint the Independent Registered Public Accounting Firm, the Audit Committee intends to continue to recommend that the Board ask shareholders to ratify the appointment of the Independent Registered Public Accounting Firm at the Annual Meeting.

EY, the Company’s Independent Registered Public Accounting Firm for 2021, is responsible for expressing an opinion that: (i) the Company’s consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States; and (ii) the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2021.

In this context, the Audit Committee has:

(i)	reviewed and discussed with management, the audited financial statements for the year ended December 31, 2021;

(ii)	discussed with EY, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

(iii)	discussed with EY Critical Audit Matters (CAMs) that arose during the year;

2022 Proxy Statement      31

REPORT OF THE AUDIT COMMITTEE

(iv)	received from EY, the written disclosures and the letter regarding auditors’ independence required by the applicable provisions of the PCAOB and discussed EY’s independence with them; and

(v)	reviewed and discussed with management and EY, the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s audit of the Company’s internal control over financial reporting.

Based on its review and on the discussions described above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the 2021 Annual Report on Form 10-K for filing with the SEC.

Members of the Audit Committee:

David M. Moffett, Chair

Donna M. Alvarado

Steven T. Halverson

Suzanne M. Vautrinot

J. Steven Whisler

Jacksonville, Florida
February 15, 2022

32

Letter from the Compensation
and Talent Management Committee

Each year, the Compensation and Talent Management Committee (“Committee”) welcomes the opportunity to provide shareholders with critical insights into the Committee’s thought processes and deliberations with respect to its oversight of executive compensation and talent management. As a Committee, we take seriously our responsibility to help shape corporate culture and incent employee behaviors that drive Company performance and create long-term value for shareholders.

The Company’s ongoing business transformation, which began in 2017, initially focused on improving operating performance, driving efficiencies and delivering industry leading customer service. While the Company remains focused on efficiency, safety and service, it is now executing on its strategies to drive profitable growth and deliver significant value for customers. In 2021, these efforts included the Company’s acquisition of Quality Carriers, Inc., the largest provider of bulk liquid chemicals truck transportation in North America. In addition, the Company continued to work through the regulatory process for approval of the acquisition of Pan Am Systems, Inc., which was announced in late 2020. These acquisitions are expected to open new markets and provide complementary service offerings to customers. More details about these acquisitions are included in the Compensation Discussion and Analysis (“CD&A”) below.

The Committee believes the Company is well-positioned for growth and we are excited about the opportunities that lie ahead for CSX. Consistent with the Company’s goal of being the best run railroad in North America, CSX continues to evolve its strategy and leadership position around sustainable business operations. Environmental, social and governance (“ESG”) efforts at CSX are not only reflective of responsible corporate stewardship, they are embedded within and integral to the Company’s growth strategy.

Environmental Advantages of Rail

Railroads offer a unique opportunity within the freight transportation sector to reduce carbon emissions, as trains are the most efficient, environmentally friendly mode of transportation by land. On average, freight railroads are three to four times more fuel efficient than trucks and produce 75% fewer greenhouse gas (“GHG”) emissions. As such, CSX expects sustainability to be even more important to the Company’s long-term business strategy going forward, offering substantial benefits for all stakeholders and a significant competitive advantage over trucks. In addition to reducing CSX’s carbon footprint, these environmental advantages provide the Company with a strategic opportunity to convert truck traffic to rail and help customers significantly reduce their GHG emissions.

We are extremely proud of the leadership the Company has shown and continues to demonstrate in this area. In 2020, CSX became the first railroad in the United States to align with the Science Based Targets initiative, setting a goal to reduce GHG emissions intensity by 37.3% by 2030, using 2014 as a baseline. The Company’s efforts have been recognized by multiple environmental groups and business publications. Among these recognitions, for the 11th straight year, CSX was included in the Dow Jones Sustainability Index, as the sole U.S. railroad to receive this recognition. Furthermore, CDP, a global environmental non-profit organization, named CSX to its “A List” for climate leadership in 2021, and Forbes included CSX as the only transportation company of any kind on its “Green Growth 50” list.

Human Capital Management

The Committee continues to focus on initiatives to drive a cultural transformation at CSX that inspires employee engagement and excellence. The Company has adopted the term “One-CSX” to describe a culture that emphasizes cooperative innovation and the value of each individual’s contributions to achieving shared objectives. Expanded learning and development opportunities, growth of employee-led business resource groups and implementation of a social justice action plan all have strengthened the Company’s commitment to valuing and developing employees. While the Company has made great strides to date, the Committee remains focused on supporting initiatives to build an even more diverse, engaged and motivated workforce that will continue to deliver sustainable returns for shareholders.

While One-CSX applies to the entire corporate culture, safety improvement represents a significant early success of the initiative. The “put people first” emphasis has included fundamental shifts in CSX’s approach to its CSX safety culture, resulting in reforms to Operational Testing policies, with the involvement of labor organizations that have contributed to a more cooperative environment. Sharing a common understanding of safety rules and expectations, frontline leaders and union-covered employees can work together to identify risks and strategies for avoiding workplace hazards, injuries and accidents. The cultural transformation is evident in the Company’s safety performance. CSX had no employee fatalities in 2021, achieved the lowest Federal Railroad Administration (“FRA”) reportable injury rate among Class 1 peers in two of the past three years, and recorded new lows for accident costs over the past three years.

2022 Proxy Statement      33

LETTER FROM THE COMPENSATION AND TALENT MANAGEMENT COMMITTEE

Hiring for Growth

CSX continues to transform its business and advance critical strategic objectives, despite significant challenges created by the novel coronavirus pandemic, including supply chain disruption and a tight labor market. Given these challenges, the Committee recognizes the critical importance of winning the competition for the small number of successful railroaders with scheduled railroading expertise. CSX has responded aggressively to fill the Company’s hiring pipeline for frontline railroaders. Recruiting for a wide range of positions, including train crews and mechanical and engineering department employees, the Company has expanded training capacity, offered referral bonuses to current employees and increased pay for new conductors in training. These efforts resulted in the Company hiring and retaining nearly three times as many conductors in 2021 as in the previous two years combined.

In addition, ensuring that we have a competitive, performance-based compensation structure is the key to retaining what we believe is a best-in-class management and operating team. This will be especially important as the Company advances its One-CSX culture and continues to grow, whether that be through strategic acquisitions or innovative new service products.

Focus on Sustainable Growth

The Committee is focused on designing and implementing compensation programs that advance the Company’s strategy to drive long-term sustainable growth. From year-to-year, the Committee’s ability to set appropriate and challenging performance goals is impacted by market and economic volatility, including impacts from the pandemic, global trade and supply chain dynamics, the geopolitical environment and overall visibility for short and long-term forecasts. Each year, the Committee reviews short and long-term incentive plan design to ensure alignment with the Company’s business strategy, key financial objectives, shareholder interests and environmental stewardship.

For both 2021 and 2022, the Committee designed the annual incentive program, which applies to all management employees, to align with the Company’s business strategies. In addition to operating income, operating ratio and initiative-based revenue growth, we included sustainability goals related to safety and fuel efficiency.

With respect to the long-term incentive plans (“LTIP”), in 2021, the Committee began to shift its focus from efficiency measures to growth-oriented measures. More specifically, for the 2021 – 2023 LTIP, the Committee utilized average annual operating income growth rate percentage and free cash flow on an equally weighted basis, as the performance measures for the performance units. The average annual operating income growth rate percentage measure aligns with the Company’s objective of profitable growth. For the 2022 – 2024 LTIP, the Committee approved the use of CSX cash earnings (“CCE”) and average annual operating income growth rate on an equally weighted basis, as the performance measures for the performance units. The transition to CCE is designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in growth projects. Based on back-testing of historical data, CCE has shown a high correlation to stock price appreciation.

We look forward to this year’s Annual Meeting and continued engagement with shareholders. You may provide feedback to the Committee by sending correspondence to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202.

34

Report of the Compensation and
Talent Management Committee

The Compensation and Talent Management Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review of the disclosures, the Compensation and Talent Management Committee recommended to the full Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Steven T. Halverson	Donna M. Alvarado	Linda H. Riefler	James L Wainscott	John J. Zillmer
Chair
March 22, 2022

2022 Proxy Statement      35

Compensation Discussion
and Analysis

Key Business Highlights for 2021

In 2021, despite ongoing disruption caused by COVID-19 and its variants, the Company was able to generate earnings of $1.68 per share, a 40% increase from 2020, and a Company-record operating ratio of 55.3%. While supply chain impediments and crew availability continued to present operating challenges, the Company remained focused throughout the year on adding the resources necessary to provide a high level of customer service, creating value for shareholders and setting the course for future growth. In 2021, the Company hired more than 1,000 conductors, which will improve network fluidity and allow us to drive additional customer service improvements.

$5.59B	55.3%	$1.68	26%	$3.725B
Operating Income	Operating Ratio	Fully-Diluted EPS	Total Shareholder Return	Capital Returned to Shareholders

Despite the supply chain challenges and their impacts on freight volumes in 2021, improved network planning and operational execution contributed to increased fuel efficiency, greater network fluidity and fewer crew starts. These efficiencies enabled the Company to generate $3.833 billion of free cash flow to support dividend payments to shareholders, stock repurchases and investment in the CSX rail infrastructure. The Company’s capital expenditures of approximately $1.8 billion for the year demonstrated a commitment to maintaining a safe, world-class rail network that is positioned for growth. This investment in infrastructure along with increased operating efficiencies and improved asset utilization have provided the Company with a substantial capacity reserve to accommodate higher volumes as economic conditions improve and highway-to-rail conversions increase.

Note: Results prior to 2018 restated for pension accounting change. 2017 reflects non-GAAP reported results, which excluded the impact of tax reform and restructuring charges.

Growth Initiatives

In 2021, CSX continued to execute on its growth strategy, including the advancement of regulatory procedures necessary to finalize the proposed acquisition of Pan Am Systems, Inc. (“Pan Am”), which was announced in late 2020. Pan Am owns and operates a highly integrated, nearly 1,200-mile rail network and has a joint interest in the more than 600-mile Pan Am Southern system. This acquisition, if approved, will expand CSX’s reach in Connecticut, New York and Massachusetts while adding Vermont, New Hampshire and Maine to the Company’s existing network. On February 25, 2021, the Company began the process of seeking approval from the Surface Transportation Board (“STB”), which can take up to a year or more. While this transaction requires regulatory approval, the Company has garnered significant support among key stakeholders.

36

COMPENSATION DISCUSSION AND ANALYSIS

In May 2021, CSX announced the acquisition of Quality Carriers, Inc. (“Quality Carriers”), the largest provider of bulk liquid chemicals truck transportation in North America. Through a network of over 100 company-owned, and affiliate terminals and facilities in key locations throughout the United States, Canada and Mexico, Quality Carriers provides transportation services to many of the leading chemical producers and shippers in North America. This transaction, which closed on July 1, 2021, enables CSX to extend the reach of its network and gain access to new products, markets, and regions through a unique and competitive multimodal solution that leverages the reach of truck transportation with the cost and environmental advantage of rail-based services. As such, CSX is now able to provide more comprehensive transportation services to customers throughout various supply chains.

Environmental Advantages of Rail

At CSX, we recognize rail plays an integral role in keeping our customers’ businesses and the broader economy moving across North America. As the most fuel-efficient mode of land-based freight transportation, railroads like CSX also have a tremendous responsibility to lead by example in how we address climate change – both in terms of our own operations and our broader engagement. On average, freight railroads are three to four times more fuel efficient than trucks and produce 75% fewer GHG emissions. As such, sustainability at CSX continues to be an important component of the Company’s long-term business strategy going forward.

CSX helped our customers avoid CO2 emissions equivalent to:

1.9M	2.3M
Homes’ Electricity Use for One Year	Passenger Vehicles Driven for One Year

CSX remains dedicated to advancing innovative solutions and progressive action in our operations to reduce our impact on the environment, while working closely with customers and stakeholders in support of the transition to a low-carbon economy. As detailed in the chart below, the Company has continued to improve its fuel efficiency reducing the Company’s carbon footprint while providing a compelling opportunity for customers moving freight via truck to reduce their GHG emissions by transitioning to rail. To continue the focus on improved fuel efficiency and reduced carbon emissions, the Company has incorporated a fuel efficiency measure in its 2021 and 2022 annual incentive compensation plans, as described below under 2021 Short-Term Incentive Compensation.

Objectives of CSX’s Executive Compensation Program

The primary objectives of the Company’s executive compensation programs are to:

■	Engage and reward executives for extraordinary results that create shareholder value;
■	Reinforce a pay-for-performance culture with a significant portion of the named executive officer’s (“NEO’s”) total compensation at risk; and
■	Implement short and long-term incentive compensation programs that have stretch targets that drive operational performance, financial results and sustainability.

2022 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

Alignment with Leading Governance Practices

The Committee has established executive compensation programs that incorporate leading governance practices. Highlighted below are executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:	CSX Executive Compensation Practices Do NOT Include / Allow:

  Significant percentage of executive compensation that is performance-based

  Performance measures that are highly correlated to shareholder value creation

  Engagement of an independent compensation consultant to review compensation programs and provide an annual risk assessment

  Significant share ownership requirements for Vice President-level executives and above and non-employee directors

  Double-trigger in change of control agreements for severance payouts (i.e., change of control plus termination)

  Clawback policy applicable to all incentive compensation plans

  Multiple financial measures in short and long-term incentive compensation plans

  Use of payout caps on short and long-term incentives

Re-pricing of underwater options without shareholder approval Excise tax gross ups Recycling of shares withheld for taxes Hedging or pledging of CSX common stock

Factors Considered in Determining Executive Compensation

The Committee annually evaluates competitive market data for the NEOs, including base salary and short and long-term incentives with that of similar positions at peer railroads and general industry companies that are part of the comparator group for executive compensation purposes (the “Comparator Group”). The Committee considers the following factors, among others, in evaluating target compensation levels:

■	Effectiveness in developing and implementing the Company’s business strategy to support operating and financial performance;
■	Contribution to the Company’s financial results;
■	Individual performance, criticality of the role and experience;
■	Contribution to creating a culture that aligns with transformational business goals and reinforces the Company’s guiding principles; and
■	The nature, scope and level of the executive’s responsibilities internally relative to other executives and externally based on the Comparator Group.

In keeping with past practices, and in consultation with its independent compensation consultant, the Committee developed the Comparator Group for 2021, which was comprised of 20 primarily U.S.-based companies and North American railroads to help guide executive compensation decisions at CSX. The Committee annually assesses and approves the Comparator Group to ensure that it reflects market characteristics comparable to those of the Company, including revenue, assets, net income, market capitalization, number of employees, industry type and business complexity. In addition, the Committee reviews the degree of overlap with proxy advisory peer companies. As a result of its review, the Committee approved the following Comparator Group for 2021, organized by market capitalization and revenue.

38

COMPENSATION DISCUSSION AND ANALYSIS

2021 COMPARATOR GROUP

Air Products and Chemicals, Inc. Dominion Energy, Inc. J.B. Hunt Transport Services, Inc. United Parcel Service, Inc.	C.H. Robinson Worldwide, Inc. FedEx Corporation Norfolk Southern Corporation Waste Management, Inc.	Canadian National Railway Company Illinois Tool Works Inc. PPG Industries, Inc.	Canadian Paci c Railway Limited Ingersoll Rand Inc. Union Pacific Corporation
Market Capitalization as of December 31, 2021 (in millions)
Revenue as of Fiscal Year-end 2021 (in millions)

Role of the Independent Compensation Consultant

Pursuant to its charter, the Committee has sole authority to select, retain and terminate any consultant used to assist the Committee in fulfilling its duties. The Committee has retained independent compensation consultant, Meridian Compensation Partners, LLC (the “Consultant”), to provide objective analysis and to assist in the evaluation and development of the Company’s executive compensation programs. The Consultant reports directly to the Committee Chair, and generally attends all meetings where the Committee evaluates the overall effectiveness of the executive compensation programs or where the Committee analyzes or approves executive compensation. The Consultant is paid on an hourly fee basis, with such hourly rates approved by the Committee annually.

CONSULTANT’S ROLE AND RESPONSIBILITIES

■
Analyzing competitive practices, financial information, total shareholder return, and other performance data in relation to the Company’s executive compensation philosophy
■
Reviewing compensation governance practices, including an annual risk assessment related to the Company’s compensation plans
■
Reviewing performance targets and assessing performance against targets for the Company’s short and long-term incentive plans
■
Benchmarking executive and director compensation

■
Assessing compensation plan design in the context of the Company’s business goals, shareholder value creation, employee engagement, and market and governance practices
■
Providing regular updates to the Committee with respect to current trends and developments in legislative and regulatory activity, compensation program design and governance
■
Assisting in the development of the compensation and performance comparator groups each year
■
Consulting with the Committee Chair to plan and prioritize Committee agenda items

The Committee reviews the performance and independence of the Consultant on an annual basis, at which time it decides whether to renew the Consultant’s annual engagement. Each year, the Committee considers all appropriate information relating to the independence of the Consultant and its professionals involved in the work performed for, and advice provided to, the Committee. In 2021, the Committee determined that: (i) the relationships and work of the Consultant and its professionals did not present any conflict of interest; and (ii) the Consultant and its professionals were independent for the purpose of providing advice to the Committee with respect to matters relating to the compensation of the executives and non-employee directors of the Company. In addition, management has retained a separate consultant, Willis Towers Watson, which advises management (but not the Committee) on market trends in executive compensation, provides ad hoc analysis and recommendations, and reviews and comments on compensation proposals.

2022 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Risk Evaluation and Mitigation

The Committee believes appropriately structured compensation programs should take into consideration enterprise risks and discourage behavior that leads to inappropriate increases in the Company’s overall risk profile. Accordingly, the Committee and its Consultant regularly review the Company’s enterprise risks and executive compensation plan design to consider whether the plans motivate appropriate behaviors and mitigate unnecessary or excessive risk-taking.

Each year, the Committee reviews a risk assessment prepared by management and the Consultant that focuses on the structure, key features and risk mitigating factors included in the Company’s executive compensation programs. This risk assessment:

■	Describes the process for establishing the Company’s executive compensation programs;
■	Reviews potential risks and mitigating factors related to the Company’s executive compensation programs;
■	Analyzes the relationship between the executive compensation programs and the Company’s risks identified through the Company’s enterprise risk management process; and
■	When appropriate, provides recommendations for potential enhancements to further mitigate compensation risks.

The risk assessment, which includes a summary of all executive compensation programs and participation, helps the Committee evaluate: (i) the nature of the risks inherent in the Company’s executive compensation programs; and (ii) whether the Company has designed and implemented appropriate risk management processes that foster a culture of risk-awareness.

In 2021, this assessment led to a conclusion by management, which was affirmed by the Consultant, that the Company’s executive compensation programs were appropriately designed to mitigate compensation risk. As a result, the Committee believes that any risks arising from its executive compensation policies and practices are not likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION PROGRAM FEATURES THAT SERVE TO MITIGATE RISK
■
Compensation is appropriately balanced between: (i) fixed and variable compensation; and (ii) short and long-term incentives
■
Significant weighting towards long-term incentive compensation discourages short-term risk-taking
■
Long-term incentive compensation plans utilize performance units, non-qualified stock options and restricted stock units with overlapping vesting periods for outstanding plan cycles
■
Performance measures for short and long-term incentive awards reinforce the Company’s business goals
■
Clawback provisions in short and long-term incentive plans require repayment of awards in certain circumstances

■
Financial performance measures have a strong correlation to long-term shareholder value creation
■
Multiple financial performance measures in the short and long-term incentive plans provide a balanced approach
■
Short and long-term incentive awards include maximum payout caps for NEOs
■
Internal controls over the measurement and calculation of performance measures protect data integrity
■
Share ownership guidelines reinforce alignment of executive and shareholder interests

Say-on-Pay and Shareholder Engagement

The annual say-on-pay vote provides the Committee with important shareholder feedback on the Company’s executive compensation programs. The Committee evaluates the results of the annual say-on-pay vote as it evaluates the structure of the executive compensation programs. In 2021, approximately 93% of the shares represented at the Annual Meeting were voted in favor of the say-on-pay proposal. During the year, CSX actively sought feedback from shareholders on executive compensation, corporate governance, sustainability and other matters to better understand what motivated their votes. These conversations help inform executive compensation plan design, as well as governance policies and disclosures.

40

COMPENSATION DISCUSSION AND ANALYSIS

Elements of the Company’s 2021 Executive Compensation Programs

CSX provides competitive total compensation opportunities in line with similar Comparator Group companies with a focus on pay for performance. The Committee and the Board monitor compensation of the CEO and the other NEOs very closely. All compensation decisions for the CEO are made by the non-management members of the Board, and all compensation decisions for the other NEOs are made by the Committee. This rigorous review process is designed to ensure that executive compensation reflects considerations based on market practice, internal equity and the business needs of CSX. The Committee realizes that the CEO’s compensation is materially higher than the compensation for the other NEOs. Mr. Foote’s compensation is commensurate with his extensive experience as a high-performing rail industry executive, while certain other NEOs are much newer to their executive roles. Mr. Foote’s compensation is benchmarked with Comparator Group CEO’s, and is reflective of the Company’s strong performance during his tenure as CEO.

The Committee makes its decisions concerning the specific compensation elements and total compensation paid or awarded to the Company’s NEOs within the framework described herein. The objective is to provide total compensation opportunities that are competitive with those offered by companies in the Comparator Group and that appropriately incentivize individual performance. The actual amount of incentive compensation paid is dependent upon both the achievement of Company performance goals and individual performance. The Committee reviews the performance and accomplishments of each NEO to ensure incentive payouts are consistent with the Company’s overall executive compensation program objectives.

Pay Element	Form	Performance	Objective
Salary	Cash	Based on assessment of scope of responsibilities, individual performance, experience and value creation	Recruit, engage and retain talented high-performing leaders
Short-Term Incentives	Cash

The Company’s performance measures for the 2021 short-term incentive awards and weightings at target are:

■  Operating Income (30%)

■  Operating Ratio (30%)

■  Initiative-Based Revenue Growth (10%)

■  Safety (10%)

■  Fuel Efficiency (10%)

■  Trip Plan Compliance (10%)

Individual performance is also considered for determining the final payout for the executive

Motivate and reward executives and eligible employees for driving performance within a one-year period
Long-Term Incentives	■ Performance Units (50%) ■ Non-qualified Stock Options (25%) ■ Restricted Stock Units (25%)

The performance measures and weightings for the performance units issued as part of the 2021-2023 long- term incentive plan are:

■  Average Annual Operating Income Growth Rate Percentage (50%)

■  Free Cash Flow (50%)

Performance units are subject to a formulaic linear Relative Total Shareholder Return modifier of +/- 25% with 250% maximum

Non-qualified Stock Options vest ratably over three years and only have value if the price of CSX’s common stock increases after grant Restricted stock units cliff vest three years from the grant date

Motivate and reward executives to drive strategic initiatives that create shareholder value over a three-year period

The Company also provides retirement and other health and group benefits, non-qualified deferred compensation plans, and limited perquisites. The NEOs generally participate in the same benefit programs as all eligible management employees.

2022 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

2021 Target Compensation Mix for the CEO and Other NEOs

The Company’s executive compensation philosophy requires that a substantial portion of total compensation be at-risk and consist of performance-based incentives that are linked to CSX’s financial and operating results. In addition, the Committee strives to provide an appropriate balance between short and long-term compensation. The mix between fixed and variable compensation and short and long-term compensation is designed to align the NEOs’ financial incentives with shareholder interests. In 2021, 72% of the CEO’s targeted Total Direct Compensation was performance-based and at-risk. The target compensation mix for each of the NEOs is shown below. Mr. Wallace tragically passed away in November 2021, but is included as an NEO for SEC disclosure purposes since he would have been one of the next three most highly compensated executives had he remained employed through year end.

James M. Foote President and Chief Executive Officer	Age 68 Tenure 4.4 years

Responsibilities

Mr. Foote has served as President and Chief Executive Officer since December 2017. He joined CSX in October 2017, as Executive Vice President and Chief Operating Officer, with responsibility for both operations and sales and marketing. Mr. Foote has more than 40 years of railroad industry experience. Prior to joining CSX, he was President and Chief Executive Officer of Bright Rail Energy. Before heading Bright Rail, he was Executive Vice President, Sales and Marketing with Canadian National Railway Company. At Canadian National, Mr. Foote also served as Vice President – Investor Relations and Vice President Sales and Marketing – Merchandise.

2021 ACCOMPLISHMENTS

■	Advanced CSX’s long-term strategy through acquisitions, key growth initiatives, customer transactions and federal and state partnerships.

■	Progressed the One-CSX culture for all employees while leading the organization through a dynamic and challenging environment that included severe supply chain issues, labor shortages and an evolving political and social landscape.

■	Led the organization through safety efforts that resulted in zero fatalities.

■	Launched social justice and racial equity partnership with City Year called “10,000 Steps Towards Social Justice”, engaging employees in key communities across the rail network.

■	Ensured business continuity through hiring efforts that resulted in a 700% increase in conductor hires.

2021 TARGET COMPENSATION

Base Salary:	$1,500,000
Target Annual Bonus:	$2,625,000
Target Long-Term Incentives:	$12,500,000
Target Total Direct Compensation:	$16,625,000
50% of 2021 LTI was performance-based

42

COMPENSATION DISCUSSION AND ANALYSIS

Sean R. Pelkey Executive Vice President and Chief Financial Officer	Age 42 Tenure 16 years

Responsibilities

In June, 2021, Mr. Pelkey was named Vice President and Acting Chief Financial Officer. In January 2022, Mr. Pelkey was promoted to Executive Vice President and Chief Financial Officer. In this role, he is responsible for all financial aspects of the Company’s business including financial and economic analysis, accounting, tax, treasury, real estate and purchasing activities. Mr. Pelkey has more than 16 years of experience in finance, investor relations and financial planning. Since joining CSX in 2005, he has held a variety of finance management roles, including Vice President - Finance, Assistant Vice President of Capital Markets, as well as several director and managerial roles in investor relations, financial planning and IT finance.

2021 ACCOMPLISHMENTS

■	Added almost $200 million in value to the Company through various initiatives across all departments.

■	Assisted intermodal operations by identifying and acquiring container yards and negotiating contracts for variable storage off property.

■	Supported the diligence and closing process for the acquisition of Quality Carriers.

■	Realized over $500 million for real estate sales, including the multi-year Virginia transaction.

2021 TARGET COMPENSATION

Base Salary:	$516,000
Target Annual Bonus:	$361,200
Target Long-Term Incentives:	$342,261
Target Total Direct Compensation:	$1,219,461
50% of 2021 LTI was performance-based

2022 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Kevin S. Boone Executive Vice President – Sales & Marketing	Age 45 Tenure 4.5 years

Responsibilities

Mr. Boone has served as Executive Vice President – Sales and Marketing since June 2021. In this role, he is responsible for developing and implementing the Company’s commercial strategy. Mr. Boone previously served as Executive Vice President and Chief Financial Officer from October 2019 until June 2021. Mr. Boone has more than 20 years of experience in finance, accounting, mergers and acquisitions, and transportation performance analysis. He joined CSX in September 2017, as Vice President of Corporate Affairs and Chief Investor Relations Officer, and was later named Vice President - Marketing and Strategy leading research and data analysis to advance growth strategies for CSX.

2021 ACCOMPLISHMENTS

■	Led Sales & Marketing team that delivered $900 million in line haul revenue growth versus 2020, despite supply side constraints.

■	Increased TRANSFLO footprint by creating new terminal in Atlanta and establishing a franchise model in West Virginia.

■	Led efforts to help East Coast ports reduce congestion at their terminals.

■	Provided key leadership in the integration of Quality Carriers and partnered to secure incremental intermodal and chemical multi-modal volumes.

2021 TARGET COMPENSATION

Base Salary:	$700,000
Target Annual Bonus:	$700,000
Target Long-Term Incentives:	$3,000,000
Target Total Direct Compensation:	$4,400,000
50% of 2021 LTI was performance-based

44

COMPENSATION DISCUSSION AND ANALYSIS

Jamie J. Boychuk Executive Vice President – Operations	Age 44 Tenure 4.8 years

Responsibilities

Mr. Boychuk has served as CSX Transportation, Inc.’s (“CSXT’s”) Executive Vice President – Operations since October 2019. In this role, he is responsible for transportation, mechanical, engineering and network operations. Since joining CSXT in 2017, he has held the positions of Senior Vice President of Network Engineering, Mechanical and Intermodal Operations; Vice President of Scheduled Railroading; and Assistant Vice President of Transportation Support. Mr. Boychuk previously worked at Canadian National Railway, where he served for 20 years in various operational roles of increasing responsibility.

2021 ACCOMPLISHMENTS

■	Led the Operations team that achieved improvements in train accident safety and the third best year of train velocity in CSX history.

■	Responded to economic recovery and volume resurgence with subsequent increase in locomotive fleet and corresponding headcount increases.

■	Worked with key public stakeholders towards an Amtrak Gulf Coast service solution.

■	Led Intermodal team that opened 13 additional container yards to adapt to global supply chain challenges helping keep terminals fluid while generating supplemental revenue.

■	Improved public safety by closing 79 at-grade crossings and eight grade separated structures.

2021 TARGET COMPENSATION

Base Salary:	$700,000
Target Annual Bonus:	$700,000
Target Long-Term Incentives:	$3,000,000
Target Total Direct Compensation:	$4,400,000
50% of 2021 LTI was performance-based

2022 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

Nathan D. Goldman Executive Vice President – Chief Legal Officer and Corporate Secretary	Age 64 Tenure 18.7 years

Responsibilities

Mr. Goldman has served as Executive Vice President – Chief Legal Officer and Corporate Secretary of CSX since November 2017. In this role, he directs the Company’s legal affairs, government relations, risk management, public safety, environmental, corporate communications and internal audit functions. Mr. Goldman has previously served as Vice President of Risk Compliance and General Counsel and has overseen work in compliance, risk management and safety programs.

2021 ACCOMPLISHMENTS

■	Supported key strategic growth initiatives (such as the acquisition of Quality Carriers and the proposed acquisition of Pan Am Systems, Inc.) with strategic communications and regulatory compliance.

■	Leveraged advanced data analytics to increase effectiveness and efficiency of audits, investigations and SOX testing.

■	Achieved 1,000+ days injury free in CSX Police Department for first time in Company history.

■	Successfully petitioned STB to consider adoption of an acceptable small shipper dispute resolution process.

2021 TARGET COMPENSATION

Base Salary:	$550,000
Target Annual Bonus:	$495,000
Target Long-Term Incentives:	$2,200,000
Target Total Direct Compensation:	$3,245,000
50% of 2021 LTI was performance-based

46

COMPENSATION DISCUSSION AND ANALYSIS

Diana B. Sorfleet Executive Vice President and Chief Administrative Officer	Age 57 Tenure 10.7 years

Responsibilities

Ms. Sorfleet has served as Executive Vice President and Chief Administrative Officer since July 2018. In this role, she is responsible for information technology, human resources, labor relations, people systems and analytics, medical, total rewards and aviation. She joined the Company in 2011, and has previously served as Chief Human Resources Officer. Prior to joining CSX, she served as vice president for diversity and development at Exelon, one of the nation’s leading competitive energy providers.

2021 ACCOMPLISHMENTS

■	Drove productivity, efficiency, safety and customer service through technology solutions that included new ShipCSX tools, and autonomous inspection analytics.

■	Completed multiple security assessments to baseline the Company’s security posture and reduce risk.

■	Advanced culture change initiatives in support of CSX’s business strategy and supported launch of social justice and racial equity partnerships.

■	Expanded employee hiring, training and development opportunities to support business results. Hiring included over 1,000 conductors in 2021.

2021 TARGET COMPENSATION

Base Salary:	$550,000
Target Annual Bonus:	$495,000
Target Long-Term Incentives:	$2,200,000
Target Total Direct Compensation:	$3,245,000
50% of 2021 LTI was performance-based

2022 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

2021 Base Salary

The Committee determines a base salary for each NEO annually based on its assessment of the individual’s scope of responsibilities, performance, and experience. The Committee also considers salary data for similar positions within the Comparator Group. After considering this information and in light of the economic environment, the Committee made the following adjustments for certain NEOs. Base salary may represent a larger or smaller percentage of total compensation actually paid, depending on whether actual Company and individual performance under the short and long-term incentive plans discussed herein fall short of or exceed the applicable performance targets.

In 2021, the Committee reviewed the annual compensation of the Company’s NEOs and approved, or recommended Board approval for the CEO, changes to base salaries that considered market data, individual performance, overall responsibilities, internal equity and functional experience. For Mr. Foote, the Committee recommended, and the Board approved, an increase to his annual base salary to $1,500,000. The Committee approved increases to the base salaries for Mr. Boone, Executive Vice President – Sales and Marketing (EVP - CFO at the time of approval), Mr. Boychuk, Executive Vice President – Operations, Mr. Goldman, Executive Vice President – Chief Legal Officer and Corporate Secretary, Ms. Sorfleet, Executive Vice President and Chief Administrative Officer, and Mr. Pelkey, Executive Vice President and Chief Financial Officer (Vice President and Acting Chief Financial Officer at the time of approval). The new base salaries were as follows: Messrs. Boone and Boychuk – $700,000; and Mr. Goldman and Ms. Sorfleet - $550,000. These adjustments were effective as of January 1, 2021. In June 2021, the Committee approved a base salary for Mr. Pelkey of $516,000 in connection with his promotion to Vice President and Acting Chief Financial Officer.

2021 Short-Term Incentive Compensation

Goal Setting Process for 2021 MICP

In January 2021, the Committee established the goals and measures under the 2021 Management Incentive Compensation Plan (the “2021 MICP”) and developed a performance structure to drive business results and create value for shareholders. The 2021 MICP was designed to deliver results that improve safety, enhance customer service and grow revenue while optimizing assets and controlling costs. In addition to the safety goals, the Committee included an ESG-focused measure related to fuel efficiency, which can help the Company and customers reduce carbon emissions. The 2021 MICP was structured to reward executives and eligible employees for driving Company performance over a one-year period. Each NEO was provided an incentive opportunity based on the goals established by the Committee expressed as a percentage of base salary earned during the year (“Target Incentive Opportunity”). In 2021, the Target Incentive Opportunity level for Mr. Foote was 175% of base salary, 100% of base salary for Messrs. Boone, Boychuk and Wallace, 90% of base salary for Ms. Sorfleet and Mr. Goldman, and 70% for Mr. Pelkey.

2021 MICP Performance Measures

In January 2021, the Committee approved the performance measures for the 2021 MICP, which included financial performance measures, safety improvement, operational and ESG-related targets. These measures have proven to be critical drivers of CSX’s business success. In an effort to enhance focus on sustainable growth, the Committee approved weightings for each of the performance measures as set forth below.

Operating Income	Directly tied to Operating Ratio targets and gauges the general health of the core business – quantifying our profitability.
Operating Ratio	A key indicator of the Company’s efficiency, this measure helps us maintain focus on maximizing the value of our service product, as well as ensuring that our processes are safe and cost efficient, which are main themes of our guiding principles.
Safety	FRA Personal Injury and Train Accident rates underscore the critical importance of intensifying our focus on injury and accident prevention.
Trip Plan Compliance	Trip Plan Compliance is a measure of successfully executing the trip plan for freight cars (including lntermodal) based on commitments to our customers.
Fuel Efficiency	Fuel Efficiency measures our fuel productivity using gallons of fuel divided by gross ton miles.
Initiative-based Revenue Growth	Initiative-based Revenue Growth measures our ability to gain new business.

48

COMPENSATION DISCUSSION AND ANALYSIS

To determine the payout under the MICP, the Committee assesses the Company’s performance against each of the goals for the year. These Company performance measures can result in a payment between 0% and 200% of the NEO’s Target Incentive Opportunity. In addition, upward or downward payout adjustments may be made based on individual performance. As shown in the Summary Compensation Table, the 2021 MICP payouts reflect the Company’s financial and operational performance.

2021 MICP Targets and Payout Percentages

In light of the continuing economic uncertainties and widespread supply chain challenges that existed in January 2021, when the plan was adopted, the Committee approved annual incentive targets with a wider range than recent years. The 2021 MICP was designed to continue to build on the Company’s strong customer service levels, to create new business opportunities and drive revenue growth. The Committee believes that sustained improvements in operating efficiencies and the focus on growth will continue to play a critical role in the continued creation of shareholder value. The specific threshold, target and maximum payout goals and applicable weighting for each performance measure is set forth below.

Performance Measure[1]	Weighting	Threshold[1]	Target	Maximum
Financial Goals – 60%
Operating Income	30%	$3,800M	$4,540M	$4,830M
Operating Ratio[2]	30%	61.5%	58.8%	57.2%
Initiative-based Revenue Growth	10%	$150M	$200M	$275M
Operational and ESG Goals – 30% (Customer Service, Environment & Growth)
Trip Plan Compliance	10%	80%	82.5%	85%
Fuel Efficiency	10%	1.03	0.98	0.95
FRA Personal Injury Rate	5%	0.99	0.90	0.85
FRA Train Accident Rate	5%	2.65	2.40	2.35
Total Payout Opportunity		2.5% - 50%[1]	100%	200%

[1]	Performance measure payouts are independent and could result in a threshold payout range from 2.5% to 50%.
[2]	The 2021 MICP allowed a formulaic adjustment to the operating ratio performance goal by a pre-determined amount if the average cost of highway diesel fuel was outside the range of $2.25 to $2.75 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating ratio. Because the 2021 average price per gallon was $3.28 for highway diesel fuel, which was outside the top end of the range, the operating ratio goals were adjusted as follows: threshold of 62.1%, target of 59.4% and maximum of 57.8%.

The Committee believes that the measures for the 2021 MICP were directly aligned with the Company’s strategic short-term goals, were directly impacted by executive leadership actions, supported our long-term strategy, helped deliver shareholder value and ensured retention of critical talent. For 2021, the Company achieved above-maximum operating income of $5.594 billion and above-maximum operating ratio of 55.3%. FRA Personal Injuries were slightly below target at 0.92, while FRA Train Accidents fell below threshold at 2.90. For the Operational and ESG goals, the Company achieved: 76.5% trip plan compliance, which was below threshold; fuel efficiency of 0.960, which was just below maximum; and $341 million of initiative-based revenue growth, which was well ahead of maximum. As such, the Company’s performance on each of these goals for 2021, resulted in a payout of 160% of target incentive opportunities.

Similar to how management evaluates the performance of all eligible employees, the Committee annually assesses the individual performance of each NEO and determines payout amounts, which were capped at the maximum Company payout of 250% of target for 2021. Based on the 2021 accomplishments for each NEO as described above, the Committee approved a 160% annual incentive payout for each of the NEOs other than Mr. Foote. For Mr. Foote, the Committee recommended, and the Board approved, a 200% annual incentive payout, which included a 25% upward adjustment based on individual performance. These payouts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

2022 Proxy Statement     49

COMPENSATION DISCUSSION AND ANALYSIS

2022 MICP Design

The 2022 MICP design continues to emphasize safety, operating income and operating ratio, as well as operational and ESG-focused performance measures, including trip plan compliance (a customer service measure), fuel efficiency and initiative-based revenue growth. These measures are designed to enhance focus on items that employees have the ability to directly influence, align to shareholder expectations, and support the One-CSX strategy. The goal of the One-CSX strategy is to promote a culture that positions the Company to be an employer of choice to attract and retain the best talent and assure that every employee understands and delivers on strategic priorities.

Long-Term Incentive Compensation

The Company’s long-term incentive compensation program is intended to:

■	Engage and reward employees for extraordinary results that will maximize shareholder value;
■	Reinforce a pay-for-performance culture with a significant portion of total compensation at risk; and
■	Align NEO interests with those of shareholders with a focus on generating sustainable performance over a multi-year period.

These goals are accomplished by providing equity-based incentives focused on financial performance measures that: (i) have a historically high correlation to shareholder returns; (ii) are within management’s direct control; and (iii) encourage long-term commitment to delivering shareholder value. Long-term incentives have been granted under the shareholder-approved 2010 CSX Stock and Incentive Award Plan (the “2010 Stock Plan”) and 2019 Stock and Incentive Award Plan (the “2019 Stock Plan” and together with the 2010 Stock Plan, the “Stock Plans”).

The Stock Plans allow for different types of equity-based awards and provide flexibility in compensation design to attract, retain and engage high-performing executives. The Committee determines the mix of equity vehicles annually to ensure alignment with market practice, motivate appropriate long-term, results-driven behaviors, and align Company and NEO performance with shareholder interests and drive value creation.

Elements of Long-Term Incentive Compensation

A significant portion of the NEOs’ target compensation is comprised of the Long-Term Incentive Plan (“LTIP”) awards. Each year, the Committee, as part of its annual review process, determines a market competitive long-term incentive target grant value for each NEO, which is then converted into the corresponding value of equity-based awards. For 2021, the LTIP grants for the NEOs were comprised of performance units, restricted stock units and non-qualified stock options awards, which were designed to drive long-term value and growth through the achievement of Company performance goals and increased stock prices. The number of performance units and restricted stock units is determined based on the award value divided by the average closing value of CSX common stock for the full three-month period prior to the grant. The number of non-qualified stock options is determined based on the award value divided by the Black-Scholes value for that same period. The grants associated with each three-year cycle are reviewed and approved by the Committee each year for the NEOs and other eligible participants, and by the Board for the CEO. These grants are made and the performance targets set following the annual Board review of the Company’s business plan for the applicable upcoming three-year period.

Since the three-year performance cycles run concurrently, the Company may have up to three active LTIP cycles during a given year. For example, the 2019-2021 performance cycle closed on December 31, 2021, and was paid out in January 2022. The 2020 – 2022, 2021 – 2023 and 2022 – 2024 cycles remain in progress, which help ensure that our employees remain focused on sustainable long-term performance.

Performance Units. Performance units are granted at the beginning of the applicable performance cycle, as described below. Awards are paid in the form of CSX common stock at the end of the performance period based on the level of achievement on Company performance goals. Performance units are generally subject to forfeiture if a participant’s employment terminates before the end of the performance cycle for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee. For the 2019 – 2021 LTIP cycle, upon death, disability or retirement, participants or their estates received a prorated portion of their award based on the number of months completed in the cycle. Beginning in 2020, upon death or disability, participants are eligible to earn the performance units that they would otherwise have earned at the end of the performance period had there been no death or disability. Upon retirement, participants receive a prorated portion of their award based on the number of months completed in the LTIP cycle. Mr. Foote is currently eligible for retirement for purposes of the LTIP and his employment agreement provides that, in connection with his retirement, his outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle.

Performance unit payouts for each LTIP cycle, if any, do not occur until approved by the Committee in January of the year following the conclusion of the three-year performance cycle. These payouts can vary from the target grants in terms of: (i) the number of shares paid out due to financial performance; and (ii) the market value of CSX common stock at the time of payout. Based on actual performance, as discussed below, the performance unit payouts for the NEOs can range from 0% to 250% of the target levels, and can be of lesser or greater value than the original grant value based on the level of achievement on the performance goals and the price of CSX common stock.

50

COMPENSATION DISCUSSION AND ANALYSIS

Non-qualified Stock Options. Non-qualified stock options vest ratably over three years and require stock price appreciation to provide any value to the NEOs. As a result, they reinforce leadership’s focus on the importance of value creation for shareholders. Non-qualified stock options generally provide participants with the right to buy CSX stock at a pre-set price for a period of 10 years. The exercise price of the non-qualified stock options is established as the closing stock price on the date of grant. The Stock Plans prohibit the repricing of outstanding non-qualified stock options without the approval of shareholders. For outstanding LTIP cycles, non-qualified stock options are subject to forfeiture if a participant’s employment terminates before the end of the vesting period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee. For the 2019 – 2021 LTIP cycle, upon death, disability or retirement, participants or their estates received a prorated portion of their award based on the number of months completed in the cycle. Beginning in 2020, all options will vest per the original vesting schedule in the case of death or disability. Upon retirement, participants will receive a prorated portion of the award based on the number of months completed in the cycle. The employment agreement for Mr. Foote provides that, in connection with his retirement, the full awards will continue to vest in accordance with their terms.

Restricted Stock Units. Restricted stock units are time-based awards that vest three years from the grant date (“the restricted period”). Awards are paid in the form of CSX common stock at the end of the restricted period. Restricted stock units are generally subject to forfeiture if a participant’s employment terminates before the end of the restricted period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee. For the 2019 – 2021 LTIP cycle, upon death, disability or retirement, participants or their estates received a prorated portion of their award based on the number of months completed in the cycle. Beginning in 2020, all restricted stock units will vest per the original vesting schedule in the case of death or disability. Upon retirement, participants will receive a prorated portion of their award based on the number of months completed in the LTIP cycle. Mr. Foote is currently eligible for retirement for purposes of the LTIP and his employment agreement provides that, in connection with his retirement, his outstanding restricted stock units will remain outstanding and eligible to vest at the end of the restricted period for any outstanding LTIP cycles.

Further information regarding the LTIP grants made to our NEOs in 2021 can be found under the “2021 Grants of Plan-Based Awards Table” below.

Performance Measures for the 2019 - 2021 LTIP

For performance units granted under the 2019 – 2021 LTIP cycle, cumulative operating ratio and cumulative free cash flow were selected to measure the Company’s performance. Operating ratio has a historically high correlation to the Company’s stock price and serves as a key financial performance measure for CSX and the railroad industry. As such, the use of operating ratio has strengthened participants’ understanding of how they can impact Company performance and drive operating efficiency. Long-term improvements in operating ratio have increased operating income and earnings, creating value for shareholders. Free cash flow was chosen as a performance measure as it is a key measure of the financial health of the business, has a high correlation to shareholder returns and aligns with CSX’s financial business plan. Operating ratio and free cash flow were each weighted 50% of the total payout opportunity and were measured independently of the other.

The threshold, target and maximum payouts for each measure are 10%, 50% and 100% of the performance units subject to the award respectively, generating a total target payout of 100% of the performance units and a maximum possible payout of 200% of the performance units for the 2019 – 2021 LTIP. The 2019 – 2021 LTIP measured operating ratio and free cash flow over a 12-quarter period from January 2019 through December 2021.

In addition to operating ratio and free cash flow, the performance units for this LTIP cycle for the President and Chief Executive Officer and all Executive Vice Presidents had a formulaic linear upward or downward relative total shareholder return (“Relative TSR”) modifier of up to 25% (subject to the 250% overall cap) based on CSX’s stock price performance compared to the peer group (weighted 80% core peers and 20% additional correlated companies) for the 12-quarter period from January 2019 through December 2021. This modifier did not apply to Mr. Pelkey for this LTIP cycle as he was not promoted to Executive Vice President until January 2022.

The Committee recognizes that operating ratio is a measure in the short and long-term plans, but believes inclusion in both plans reflects the criticality of the alignment between operating ratio and the Company’s focus on operating efficiency. The Committee does not believe this overlap will create inappropriate risk-taking since the measurement periods are different (one vs. three years), and operational measures and reviews are in place to monitor risk. The Committee annually reviews the measures used for each long-term incentive cycle, and makes changes as appropriate. This overlap was eliminated starting with the 2020 – 2022 LTIP consistent with CSX’s strategic initiatives focused on growth.

2022 Proxy Statement     51

COMPENSATION DISCUSSION AND ANALYSIS

Financial Goals for the 2019 - 2021 LTIP

The LTIP targets for the performance units granted under the 2019 – 2021 LTIP were set in February 2019, based on the three-year business plan at the time of its adoption. The targets under the 2019-2021 LTIP were as follows:

Cumulative Operating Ratio (100% maximum payout)			Cumulative Free Cash Flow (100% maximum payout)
Threshold (10% payout)	Target (50% payout)	Maximum (100% payout)	Threshold (10% payout)	Target (50% payout)	Maximum (100% payout)
60.0%	59.0%	58.0%	$9.0B	$9.725B	$10.325B

At the time the 2019 – 2021 LTIP was approved by the Committee, a provision was made for the adjustment of the operating ratio performance goals by a pre-determined amount if the average cost of highway diesel fuel was outside the range of $2.85 - $3.35 per gallon. This potential adjustment is designed to mitigate the positive and negative impact volatile fuel prices may have on expenses and operating ratio. There was no adjustment to the cumulative operating ratio targets as the average price per gallon of highway diesel fuel of $2.96 was within the range of $2.85 – $3.35 per gallon, which was the collar set at the time of adoption of the plan.

Payout for the 2019 - 2021 LTIP Performance Units

Based on a cumulative operating ratio of 57.4% and a cumulative free cash flow of $9.96 billion for the cycle, the payout for the performance units, which comprised 60% of the 2019 – 2021 LTIP, was 169% of target. The Company’s Relative TSR performance against the peer group was below median for the cycle, resulting in a downward modifier of 15%, and a total payout of 144% for each of the NEOs other than Mr. Pelkey, who was not an Executive Vice President as of December 31, 2021.

Performance Measures for the Outstanding LTIPs

In determining the performance measures for the performance units for each LTIP cycle, the Committee: (i) considers information on various return-based measures; and (ii) actively monitors the effectiveness of existing measures in driving the Company’s strategic business objectives and delivering shareholder returns. For performance units, the 2020 – 2022 LTIP uses operating income and free cash flow on an equally weighted basis to measure the Company’s performance. The 2021 – 2023 LTIP uses average annual operating income growth rate percentage and free cash flow on an equally weighted basis, as the performance measures for the performance units. The average annual operating income growth rate percentage measure aligns with the Company’s objective of profitable growth and provides the ability to recover and potentially receive a payout in the event of an economic downturn in one year of the program. For the 2022 – 2024 LTIP, the Committee approved the use of average annual operating income growth rate percentage and CSX cash earnings (“CCE”) on an equally weighted basis, as the performance measures for the performance units. CCE is designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in growth projects. This measure was incorporated to drive earnings growth and better align compensation to the One-CSX strategy. Historically, CCE has had a high correlation to stock price appreciation. The changes in performance measures for the performance units have been designed to reward long-term performance during a period of transformation and change, and to focus on the Company’s strategic initiatives to drive growth.

52

COMPENSATION DISCUSSION AND ANALYSIS

The 2020 – 2022 LTIP is comprised of performance units and non-qualified stock options for the NEOs, and the 2021 – 2023 and 2022 –2024 LTIPs are comprised of performance units, non-qualified stock options and restricted stock units. The number of performance units and restricted stock units awarded to each NEO is calculated based on a specific grant value divided by the average closing price of CSX common stock for the full three-month period prior to the grant. The number of options awarded is calculated based on the Black-Scholes value for the same period. For the 2020 – 2022 LTIP, the Committee approved a market competitive LTIP grant value for the NEOs (the Board approved for the CEO) allocating 50% of the value to performance units, and 50% for non-qualified stock options. The allocation for the 2021 – 2023 and 2022 – 2024 LTIPs was 50% performance units, 25% restricted stock units and 25% for non-qualified stock options. The performance units for these three LTIP cycles have a formulaic linear upward or downward Relative TSR modifier of up to 25% with a maximum payout of 250%, which applies only to the CEO and Executive Vice Presidents. This modifier is designed to appropriately align NEO payouts with share price performance relative to a transportation-related peer group. This modifier does not apply to Mr. Pelkey for the 2020 – 2022 and 2021 – 2023 LTIP cycles, as he was not promoted to Executive Vice President until January 2022.

Clawback Provision

Payouts made under the MICP and LTIP programs are subject to recovery or clawback in certain circumstances. Under the applicable clawback provisions, an employee who has received a payout will be required to promptly return the monies (or any portion of the monies requested by the Company) in each of the following circumstances: (i) if it is determined that the employee engaged in misconduct, including but not limited to, dishonesty, fraud (including reporting inaccurate financial information), theft, or other serious misconduct as determined by the Company; (ii) if the Company is required to file an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under the federal securities laws; or (iii) if the payout is otherwise required to be recovered by law or court order (i.e. garnishment).

Employment Agreements

Mr. Foote entered into an employment agreement upon his hiring as Executive Vice President and Chief Operating Officer in October 2017, which was superseded by an employment letter agreement entered into upon his promotion to President and CEO in December 2017. This agreement incorporated certain provisions from his prior agreement relating to: (i) severance benefits; (ii) vesting of long-term incentive awards after retirement; and (iii) employment benefits following a change of control, as further described below.

Non-Compete and Non-Solicitation Agreements

The President and CEO, executive vice presidents, senior vice presidents, vice presidents, heads of department, as well as certain other key employees, are required to enter into formal non-compete and non-solicitation agreements with the Company as a condition for participation in each LTIP cycle. The non-compete agreement precludes an executive from working for a competitor of the Company. The non-compete conditions extend for a period of 18 months following separation from employment. The non-solicitation provisions generally prohibit executives from soliciting CSX customers or soliciting, hiring or recruiting CSX employees for any business that competes with CSX for a period of 18 months after separation.

Severance Agreements

Mr. Foote is eligible for the following severance benefits under his employment letter agreement with the Company dated December 22, 2017:

■	Lump sum cash payment equal to two times his base salary plus two times his target MICP;
■	Pro-rata payment of MICP award; and
■	Unless he is terminated for cause, his unvested equity awards will remain outstanding and vest per the original vesting schedules, with any performance-based awards remaining subject to satisfaction of pre-established performance goals.

As of December 31, 2021, Messrs. Pelkey, Boone, Boychuk, and Goldman, and Ms. Sorfleet were eligible for benefits under the Company’s general severance policy available to all management employees. Under the general severance policy, the NEOs are eligible to receive: (i) severance based on tenure (certain weeks of salary based on CSX years of service); (ii) continuation of medical and dental coverage for up to one year if periodic separation payments are selected; (iii) financial planning for up to one year; and (iv) prorated vesting of certain outstanding incentive awards.

Notwithstanding the foregoing, if an NEO is entitled to severance benefits under his respective Change-of-Control Agreement, he or she shall not be entitled to the severance benefits outlined above. Severance amounts that would have been payable had the NEOs terminated employment with the Company as of December 31, 2021 are described further in the section Post-Employment Compensation table.

2022 Proxy Statement     53

COMPENSATION DISCUSSION AND ANALYSIS

Change-of-Control Agreements

The Company provides “double-trigger” change-of-control benefits pursuant to agreements that are designed to ensure management objectivity as it makes strategic business decisions. The Company’s policy for severance benefits upon a change-of-control: (i) requires a “double-trigger” (i.e., payments are conditioned upon a change-of-control as well as separation from employment) to receive severance; (ii) prohibits Company reimbursement for the payment of excise taxes; (iii) defines “bonus” as the current “target” amount; and (iv) requires a contract term not to exceed three years. The policy also provides that the payment of severance benefits, without shareholder approval, is limited to 2.99 times base salary plus bonus for all NEOs other than Mr. Pelkey. As of December 31, 2021, Mr. Pelkey’s Change-of-Control Agreement provided a potential benefit of 2.0 times his annual base salary and bonus, as he was not promoted to Executive Vice President until January 2022.

Our NEOs are subject to the terms of the change-of-control agreements described above and as further detailed under the section entitled Potential Payouts Under Change-of-Control Agreements.

Benefits

Retirement Programs

CSX’s retirement programs currently consist of two components: a defined contribution 401(k) plan and a now closed defined benefit pension plan. The retirement programs described below are provided to the NEOs under the following plans:

■	The CSX Corporation 401(k) Plan (“CSXtra Plan”);
■	CSX Pension Plan (the “Pension Plan”); and
■	Special Retirement Plan for CSX Corporation and Affiliated Corporations (the “Special Retirement Plan”).

CSXtra Plan

The NEOs may contribute to the CSXtra Plan, a defined contribution 401(k) plan. Participants may contribute on a pre-tax or after-tax basis and receive Company matching contributions. The Company’s matching contribution is equal to 100% on the employee’s first 1% of eligible compensation contributed, and 50% on the employee’s additional contributions up to 6% of base salary, for a Company match up to 3.5% of eligible compensation. Participants may invest contributions in various investment funds.

Qualified CSX Pension Plan

The Pension Plan, which has been closed to new employees since January 1, 2020, is qualified under the Internal Revenue Code (the “Code”) and covers the NEOs and CSX’s non-union employees who were employed with the Company prior to January 1, 2020. For the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service.

The hypothetical account earns interest credits on a monthly basis based on the annual 10-year Treasury bond rate and the participant’s account balance as of the end of the prior month. The average annual interest crediting rate used for 2021 was 3.66%. The resulting benefit is subject to a cap imposed under Section 415 of the Code (the “415 Limit”). The 415 Limit for 2021 was $230,000 (for a life annuity at age 65) and is subject to adjustment for future cost of living changes. Further, under the Code, the maximum amount of pay that may be taken into account for any year is limited. This limit (the “Compensation Limit”) is $290,000 for 2021 and is also subject to adjustment for future cost of living changes.

■	Vesting — Benefits under this formula vest upon the earlier of the completion of three years of service or attainment of age 65.
■	Form of Payment of Benefits — Benefits under this formula may be paid upon termination of employment or retirement as a lump sum or in various annuity forms. The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the table are described in the 2021 Annual Report.

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COMPENSATION DISCUSSION AND ANALYSIS

Special Retirement Plan of CSX and Affiliated Corporations

The Special Retirement Plan is a non-qualified plan that covers CSX employees, including the NEOs, who were hired before January 1, 2020, and is now closed to new employees. The Special Retirement Plan provides for the payment of benefits that would otherwise not be available under the Pension Plan due to the 415 Limit and the Compensation Limit, both described above. The purpose of the Special Retirement Plan is to assist CSX in retaining key executives by allowing the Company to offer competitive pension benefits.

Under the Special Retirement Plan, participants receive non-qualified pension benefits on base salary and short-term incentive compensation that exceed the $290,000 compensation limit under the Code and the $230,000 benefit cap under Section 415 of the Code. These benefits are calculated using the cash balance formula described above for all of the NEOs, without regard to the 415 Limit or the Compensation Limit.

Non-qualified pension benefits can be paid in the same form as under the Pension Plan. Pension benefits under the Special Retirement Plan are subject to: (i) suspension and possible forfeiture if a retired executive competes with the Company or engages in acts detrimental to the Company; or (ii) forfeiture if an executive is terminated for engaging in acts detrimental to the Company.

The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the 2021 Pension Benefits Table for the Special Retirement Plan are described in the 2021 Annual Report.

Health and Group Benefits

CSX provides the same health and group benefits to the NEOs as those available to all non-union employees. The Company also provides basic life insurance and accidental death and dismemberment insurance coverage to all management employees, each of which is equal to two times their respective annual salaries, up to $1 million. The Company also provides NEOs, on the same basis as other management employees, salary continuance in the event of short-term or long-term disability, travel accident insurance and vacation based on length of service.

Executive Deferred Compensation Plan

CSX offers a voluntary, non-qualified Executive Deferred Compensation Plan (“EDCP”) for the benefit of its executives and other eligible employees. Under the EDCP, the NEOs may defer compensation in excess of qualified plan limits until retirement or another specified date or event. Participating employees with base salary above the qualified plan limits, may defer compensation to allow them to receive the full Company matching contribution of up to 3.5% of base salary not otherwise available to them under the CSXtra Plan.

Under the EDCP, participating employees, including NEOs, are entitled to voluntarily elect to defer up to: (i) 75% of base pay; (ii) 100% of awards payable in cash under CSX’s short-term incentive plans; and (iii) 100% of performance units payable under the Company’s LTIP in the form of stock. NEOs also are entitled to receive matching contributions that would have been received under CSX’s 401(k) plan assuming that: (i) certain compensation limits prescribed by the Code did not apply; and (ii) contributions made under the EDCP were instead made under CSX’s 401(k) plan.

In accordance with a participant’s individual elections, deferred amounts, other than stock awards, are treated as if they were invested among the investment funds available under the qualified 401(k) plan. Participants may elect to change the investment of deferred amounts, other than deferred stock awards. EDCP participants may elect to receive payment of their deferred amounts, including earnings, upon separation from service or upon the attainment of a specified date. Participants may elect to receive payment in the form of a lump sum or in semi-annual installments over a period of up to 10 years (or 20 years, prior to 2021).

A participant may apply for accelerated payment of deferred amounts in the event of certain hardships and unforeseeable emergencies. Under the EDCP, cash deferrals are distributed in the form of cash and deferred stock awards are paid in the form of CSX common stock.

Employee Stock Purchase Plan

The CSX Employee Stock Purchase Plan (“ESPP”) provides eligible employees the right to purchase shares of CSX common stock in accordance with the terms of the ESPP. All employees who have been employed by the Company at least 30 days prior to the beginning of the enrollment period are eligible to participate in the ESPP.

Under the ESPP, employees may purchase shares at the lesser of: (i) 85% of the fair market value of a share of CSX common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of CSX common stock on the last day of an offering. There are two offering periods each year. The ESPP limits the number of shares of CSX common stock that an employee may purchase in a calendar year to a number of shares that have a fair value (as of the applicable grant date) equal to $25,000.

2022 Proxy Statement     55

COMPENSATION DISCUSSION AND ANALYSIS

Other Benefits

The perquisites provided to NEOs in 2021 included: (i) financial planning services of up to $12,000; and (ii) an annual health and well-being examination. The aggregate cost to the Company of these perquisites was approximately $15,000 for each NEO. Additionally, pursuant to Company policy, Mr. Foote, as CEO, is required to travel by Company aircraft at all times for security purposes and to ensure efficient use of his time. Other senior-level executives have access to the Company aircraft and may use it on a limited basis for personal reasons. The amounts related to the NEO’s use of the Company aircraft are disclosed in the Summary Compensation Table.

Stock Ownership Guidelines

CSX believes that, in order to align the interests of management with those of its shareholders, it is important that NEOs and other senior leaders hold a significant ownership position in CSX common stock relative to their base salary. To achieve this, CSX has established the following formal stock ownership guidelines. Each of the individuals covered by these guidelines must retain 100% of their net shares issued until the guidelines are achieved and has five years in which to do so. The types of equity that apply towards these ownership guidelines are vested and unvested restricted stock units, vested performance units, and any other CSX common stock owned.

Position	Minimum Value
Chief Executive Officer	6 times base salary
Executive Vice Presidents	4 times base salary
Senior Vice Presidents	3 times base salary
Vice Presidents	1 times base salary

Policy Prohibiting Hedging / Pledging of CSX Stock

CSX’s insider trading policy prohibits officers and directors from entering into transactions to hedge their ownership positions in CSX securities. In addition, the policy prohibits officers and directors from pledging CSX securities.

56

COMPENSATION DISCUSSION AND ANALYSIS

2021 Summary Compensation Table

The Summary Compensation Table and the accompanying footnotes describe the amount and type of compensation for the NEOs for 2021 and, if applicable, 2020 and 2019.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James M. Foote	2021	1,500,000	—	9,150,899	3,041,960	5,250,000	798,423	265,524	20,006,806
	2020	1,250,000	1,300,000	5,989,727	6,006,842	200,000	338,576	221,570	15,306,715
	2019	1,250,000	—	6,096,711	3,993,136	3,425,391	534,271	228,024	15,527,533
Kevin S. Boone	2021	700,000	—	2,203,699	734,236	1,120,000	168,881	40,085	4,966,901
	2020	475,000	277,875	1,361,291	1,365,194	42,750	70,665	31,007	3,623,782
	2019	399,928	—	995,402	1,481,381	599,756	78,450	27,956	3,582,873
Sean R. Pelkey(1)	2021	427,826	—	774,847	258,359	479,165	95,725	16,270	2,052,192
Jamie J. Boychuk	2021	700,000	—	2,203,699	734,236	1,120,000	169,530	35,137	4,962,602
	2020	500,000	292,500	1,361,291	1,365,194	45,000	74,190	26,121	3,664,296
	2019	392,696	—	1,007,915	1,686,335	645,054	81,938	23,885	3,837,823
Nathan D. Goldman	2021	550,000	—	1,616,082	538,440	792,000	226,459	57,577	3,780,558
	2020	500,000	292,500	1,089,048	1,092,151	45,000	136,918	47,674	3,203,291
	2019	500,000	—	1,219,356	2,001,314	711,000	172,086	33,600	4,637,356
Diana B. Sorfleet(1)	2021	550,000	—	1,616,082	538,440	792,000	167,636	35,112	3,699,270
Mark K. Wallace(1)	2021	655,417	—	2,203,699	734,236	1,048,667	182,076	175,254	4,999,349
	2020	550,000	321,750	1,361,291	1,365,194	49,500	92,798	113,188	3,853,721
	2019	550,000	—	1,219,356	798,634	860,310	132,808	42,602	3,603,710
(1)	Mr. Boone is an NEO by virtue of having served as our principal financial officer during a portion of 2021. No amounts are included for Mr. Pelkey or Ms. Sorfleet as they were not NEOs for 2019 or 2020. Mr. Wallace tragically passed away in November 2021, but is included as an NEO for SEC disclosure purposes since he would have been one of the next three most highly compensated executives had he remained employed through year end.
(2)	Stock Awards – Amounts disclosed in this column are related to LTIP performance units, restricted stock units and restricted stock granted in 2019, 2020 and 2021, as applicable, and reflect the aggregate grant date fair value of such stock awards computed in accordance with FASB ASC Topic 718. For performance units, the grant date fair value is based on the probable outcome of performance conditions at the time of grant. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2021 Annual Report, which was filed with the SEC on February 16, 2022. If the highest level of performance under each LTIP cycle is achieved, the maximum grant date fair value of the performance units (which does not include stock options, restricted stock units or restricted stock) for each NEO by year of grant would be: 2021: Mr. Foote - $15,251,441, Mr. Pelkey - $1,230,538, Messrs. Boone, Boychuk and Wallace - $3,672,832, Mr. Goldman and Ms. Sorfleet - $2,693,469; 2020: Mr. Foote - $14,974,317, Messrs. Boone, Wallace and Boychuk - $3,403,227, and Mr. Goldman - $2,722,621; 2019: Mr. Foote - $15,241,776 Mr. Boone - $2,403,222, Messrs. Goldman and Wallace - $3,048,389, and Mr. Boychuk - $2,416,972.
(3)	Option Awards – The values included in this column represent the aggregate grant date fair value of non-qualified stock options granted to each NEO computed in accordance with FASB ASC Topic 718. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2021 Annual Report, which was filed with the SEC on February 16, 2022.
(4)	Non-Equity Incentive Plan Compensation – The 2021 short-term incentive compensation (MICP) was paid on February 18, 2022 based on a 160% Company payout of the Target Incentive Opportunities for each NEO under the 2021 MICP.
(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings – The values in this column reflect aggregate changes in the actuarial present value of pension benefits. The changes in values result from increases in each individual’s years of service, total cash compensation and revised mortality assumptions, as well as from an increase in the pension discount rate from 2.43% to 2.78%. CSX measured its pension values as of December 31, 2021.
(6)	All Other Compensation – The values in this column for 2021 include amounts for personal usage of Company aircraft, financial planning/tax preparation services, annual health savings account contribution associated with participation in the medical plan and the Company’s match under the 401(k) and non-qualified deferred compensation plans. For Mr. Foote, the values in this column for 2021 include, along with the other items discussed above, $201,739 for Company-mandated aircraft usage, as described in the CD&A, and a $41,635 nonqualified deferred contribution Company match. For Mr. Wallace, the values in this column for 2021 include, along with the other items discussed above, $136,296 for personal usage of Company aircraft, as well as a tax gross-up in the amount of $7,025 for use of Company aircraft for two flights to and from Houston, Texas for the purposes of medical treatment.

2022 Proxy Statement	57

COMPENSATION DISCUSSION AND ANALYSIS

2021 Grants of Plan-Based Awards Table

In 2021, the NEOs received grants of the plan-based awards as shown in the table below.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Awards (# units)(2)			All Other Stock	All Other Option	Exercise Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (units)	Target (units)	Maximum (units)	Awards (units)(3)	Awards (#)(4)	Awards ($)	Awards ($)(5)
James M. Foote	Feb. 10, 2021				38,920	207,573	518,933	103,788			9,150,899
	Feb. 10, 2021								388,119	29.39	3,041,960
		65,625	2,625,000	5,250,000
Sean R. Pelkey	Feb. 9, 2021				772	4,119	8,238	2,061			182,248
	Feb. 9, 2021								7,701	29.49	60,702
	June 4, 2021				2,230	11,895	23,790	5,949			592,599
	June 4, 2021								22,173	33.21	197,657
		7,487	299,478	598,956
Kevin S. Boone	Feb. 9, 2021				9,341	49,818	124,545	24,909			2,203,699
	Feb. 9, 2021								93,150	29.49	734,236
		17,500	700,000	1,400,000
Jamie J. Boychuk	Feb. 9, 2021				9,341	49,818	124,545	24,909			2,203,699
	Feb. 9, 2021								93,150	29.49	734,236
		17,500	700,000	1,400,000
Nathan D. Goldman	Feb. 9, 2021				6,850	36,534	91,335	18,267			1,616,082
	Feb. 9, 2021								68,310	29.49	538,440
		12,375	495,000	990,000
Diana B. Sorfleet	Feb. 9, 2021				6,850	36,534	91,335	18,267			1,616,082
	Feb. 9, 2021								68,310	29.49	538,440
		12,375	495,000	990,000
Mark K. Wallace	Feb. 9, 2021				9,341	49,818	124,545	24,909			2,203,699
	Feb. 9, 2021								93,150	29.49	734,236
		16,385	655,417	1,310,833
(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards – The amounts in these columns reflect the threshold, target and maximum payout opportunities for 2021 under the MICP based on the Target Incentive Opportunities for each NEO. The values reflect a threshold payout of 2.5% of each NEO’s Target Incentive Opportunity, a target payout of 100% of each NEO’s Target Incentive Opportunity and a maximum payout of 200% of each NEO’s Target Incentive Opportunity. The amounts actually paid for 2021 under the MICP are included in the Summary Compensation Table above.
(2)	Estimated Future Payout Under Equity Incentive Plan Programs – The amounts in these columns reflect the number of shares subject to performance units granted for the 2021-2023 LTIP cycle that are eligible to be earned and vest based on threshold, target and maximum achievement of pre-established financial performance goals. The Company’s performance over the 2021-2023 performance period will determine the number of shares that are paid out in respect of such performance units, which can range from 0% to 250% of the performance units subject to the grants. The 2021-2023 LTIP is designed to payout 25% at threshold, 100% at target and 200% at maximum. The number listed in the threshold column (25% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures. The NEOs also have a relative Total Shareholder Return payout modifier applicable to the performance units based on a linear formula, which can increase or decrease the payout by as much as 25%, giving them a threshold payout of 18.75% and a maximum payout of 250%. The number listed in the threshold column (18.75% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures and the modifier is -25%. If both financial performance measures reach threshold performance level and the modifier is -25%, the resulting threshold payout would be 37.50% for the NEOs. The number listed in the maximum column (250% of the total performance units subject to the grant) is the number of performance units that would be earned if each metric pays out at maximum and the modifier is +25%.
(3)	All Other Stock Awards – The amount in this column represents the number of restricted stock units granted to Messrs. Boone, Boychuk, Goldman, Pelkey and Wallace and Ms. Sorfleet on February 9, 2021. Restricted stock units were granted to Mr. Foote on February 10, 2021. These units will vest on February 9, 2024 and February 10, 2024, respectively, subject to the NEO’s continued employment through the applicable vesting date. The amount for Mr. Pelkey includes additional restricted stock units granted on June 4, 2021 in connection with his promotion to the position of Vice President and Acting Chief Financial Officer.

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COMPENSATION DISCUSSION AND ANALYSIS

(4)	All Other Option Awards – The amount in this column represents the number of non-qualified stock options granted to Messrs. Boone, Boychuk, Goldman, Pelkey and Wallace and Ms. Sorfleet on February 9, 2021, which vest and become exercisable on a three-year graded vesting schedule. One third of these options will become exercisable on February 9, 2022, February 9, 2023 and February 9, 2024. These options were granted with an exercise price equal to the closing stock price on the date of grant of $29.49. Nonqualified stock units were granted to Mr. Foote on February 10, 2021. One third of these options will become exercisable on February 10, 2022, February 10, 2023 and February 10, 2024. These options were granted with an exercise price equal to the closing stock price on the date of grant of $29.39. The amount for Mr. Pelkey includes additional non-qualified stock options granted on June 4, 2021 as a result of being named Vice President and Acting Chief Financial Officer. These options were granted with an exercise price equal to the closing stock price on the date of grant of $33.21.
(5)	Grant Date Fair Value of Stock and Option Awards – The values in this column reflect the grant date fair value of performance units and non-qualified stock options granted in 2021, calculated in accordance with FASB ASC Topic 718 and, for performance units, based on the probable outcome of the performance conditions (which is the target). For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2021 Annual Report, which was filed with the SEC on February 16, 2022, and, for the grant date value of the performance units if maximum levels of performance are achieved, see footnote 3 to the Summary Compensation Table above.

2022 Proxy Statement	59

COMPENSATION DISCUSSION AND ANALYSIS

2021 Outstanding Equity Awards at Fiscal Year End

The table below presents information pertaining to all outstanding equity awards held by the NEOs as of December 31, 2021. Stock awards are comprised of outstanding performance units, non-qualified stock options, restricted stock and restricted stock units.

	Option Awards				Stock Awards
Name	Options Exercisable	Options Unexercisable(1)	Option Price	Option Expiration Date	Shares Not Vested(2)	Market Value(3)	Equity Incentive Awards Not Vested(4)	Market Value(5)
James M. Foote	228,120	—	$17.64	10/25/27	103,788	$3,902,429	690,447	$25,960,807
	726,687	—	17.94	2/6/28
	453,090	233,409	22.70	2/6/29
	318,159	636,318	26.50	2/18/30
	—	388,119	29.39	2/10/31
Sean R. Pelkey	2,223	—	16.13	2/22/27	9,063	340,769	34,850	1,310,360
	10,632	—	17.94	2/6/28
	6,222	3,207	22.70	2/6/29
	6,615	13,233	26.50	2/18/30
	—	7,701	29.49	2/9/31
	—	22,173	33.21	6/4/31
Kevin S. Boone	15,969	—	17.59	10/1/27	26,412	993,091	161,483	6,071,761
	15,084	—	17.94	2/6/28
	8,880	4,575	22.70	2/6/29
	—	246,507	23.48	12/4/29
	72,309	144,618	26.50	2/18/30
	—	93,150	29.49	2/9/31
Jamie J. Boychuk	12,261	—	17.99	5/26/27	26,721	1,004,710	161,483	6,071,761
	12,858	—	17.94	2/6/28
	10,704	5,514	22.70	2/6/29
	—	240,000	26.31	4/17/29
	72,309	144,618	26.50	2/18/30
	—	93,150	29.49	2/9/31
Nathan D. Goldman	161,487	—	17.94	2/6/28	18,267	686,839	123,452	4,641,795
	90,618	46,683	22.70	2/6/29
	—	211,293	23.48	12/4/29
	57,846	115,695	26.50	2/18/30
	—	68,310	29.49	2/9/31
Diana B. Sorfleet	13,344	—	16.13	2/22/27	18,267	686,839	123,452	4,641,795
	25,434	—	17.94	2/6/28
	90,618	46,683	22.70	2/6/29
	57,846	115,695	26.50	2/18/30
	—	68,310	29.49	2/9/31
Mark K. Wallace	90,618	44,089	22.70	2/6/29	24,909	936,578	161,483	6,071,761
	72,309	144,618	26.50	2/18/30
	—	93,150	29.49	2/9/31
(1)	Number of Securities Underlying Unexercised Options (Unexercisable) – All stock options were granted 10 years prior to the Option Expiration Date listed in the table above. The stock options granted to all NEOs prior to 2019, to Mr. Boychuk on April 17, 2019, and to Messrs. Boone and Goldman on December 4, 2019, in each case, vest and become exercisable on the third anniversary of the date of grant, generally subject to the NEO’s continued service through the applicable vesting date. The other stock options granted to the NEOs in 2020, and the stock options granted to the NEOs in 2021, vest and become exercisable on a three-year graded vesting schedule on each of the first three anniversaries of the grant date, generally subject to the NEO’s continued service through the applicable vesting date.
(2)	Number of Shares or Units of Stock That Have Not Vested – The units reflected in this column represent restricted stock units granted in February 2019 to Messrs. Boone, Boychuk and Pelkey that will vest in 2022, generally subject to the NEO’s continued service through the applicable vesting date. This column also includes restricted stock units granted in February 2021 pursuant to the 2021-2023 LTIP cycle.
(3)	Market value of Shares or Units of Stock That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 31, 2021, the last trading day of 2021, of $37.60.

60

COMPENSATION DISCUSSION AND ANALYSIS

(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested – The amounts reflected in this column represent performance units granted under the 2020-2022 and 2021-2023 LTIPs. The number of performance units shown is equal to the target number of performance units granted under the 2020-2022 LTIP cycle and the threshold number of performance units granted under the 2021-2023 LTIP cycle. These performance units are eligible to be earned and vest based on achievement of Company performance measures over the applicable performance period.
(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 31, 2021, the last trading day of 2021, of $37.60 per share.

2021 Option Exercises and Stock Vested Table

The table below presents the value of performance units, non-qualified stock options, restricted stock units and restricted stock that vested in 2021.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise(1)	Value Realized on Exercise(2)	Shares Acquired on Vesting(3)	Value Realized on Vesting(4)
James M. Foote	—	—	368,808	12,576,353
Kevin S. Boone	—	—	72,725	2,444,386
Sean R. Pelkey	4,131	106,842	15,902	518,260
Jamie J. Boychuk	—	—	79,428	2,660,394
Nathan D. Goldman	90,555	2,248,500	77,362	2,638,044
Diana B. Sorfleet	24,780	647,031	80,323	2,725,443
Mark K. Wallace	305,385	4,944,867	167,509	5,526,544
(1)	Shares Acquired on Exercise – Reflects the number of shares acquired on the exercise of non-qualified stock options that were exercised by Mr. Pelkey on April 22, 2021, Mr. Goldman on April 22, 2021 and October 22, 2021, Ms. Sorfleet on April 26, 2021, and Mr. Wallace on May 10, 2021 and September 8, 2021.
(2)	Value Realized on Exercise – The value in this column reflects the number of non-qualified stock options exercised by Messrs. Pelkey, Goldman, Wallace and Ms. Sorfleet multiplied by the difference between the grant’s exercise price and the Company’s common stock price at the time of exercise.
(3)	Shares Acquired on Vesting – Shares acquired through stock awards include: (i) performance units that were paid out pursuant to the 2019-2021 LTIP; (ii) restricted stock units that vested in February 2021 pursuant to the 2018-2020 LTIP; and (iii) restricted stock that vested for Messrs. Pelkey, Boone and Boychuk on September 4, 2021, and for Mr. Wallace on August 2, 2021.
(4)	Value Realized on Vesting – The values in this column reflect: (i) the number of performance units paid out pursuant to the 2019-2021 LTIP cycle multiplied by $34.10, the closing price of the Company’s common stock on January 21, 2022, the date the performance units were paid out; (ii) the aggregate number of shares of restricted stock and restricted stock units that vested in 2021 multiplied by the closing price of CSX common stock on the applicable vesting date.

2022 Proxy Statement	61

COMPENSATION DISCUSSION AND ANALYSIS

2021 Pension Benefits Table

As described below, CSX maintains closed defined benefit pension plans (qualified and non-qualified) under which the NEOs are eligible for benefits.

Name	Plan Name	Years Credited Service	Present Value Accumulated Benefits(1)	Payments During Last FY
James M. Foote	Qualified CSX Pension Plan	4.250	$ 131,189
	Nonqualified Special Retirement Plan	4.250	1,990,358
Kevin S. Boone	Qualified CSX Pension Plan	4.333	100,098
	Nonqualified Special Retirement Plan	4.333	289,417
Sean R. Pelkey	Qualified CSX Pension Plan	16.500	232,697
	Nonqualified Special Retirement Plan	16.500	117,670
Jamie J. Boychuk	Qualified CSX Pension Plan	4.667	107,444
	Nonqualified Special Retirement Plan	4.667	300,135
Nathan D. Goldman	Qualified CSX Pension Plan	18.583	503,522
	Nonqualified Special Retirement Plan	18.583	832,478
Diana B. Sorfleet	Qualified CSX Pension Plan	10.583	297,422
	Nonqualified Special Retirement Plan	10.583	499,359
Mark K. Wallace	Qualified CSX Pension Plan	4.833	125,096
	Nonqualified Special Retirement Plan	4.833	530,438
(1)	For each of the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service.

2021 Non-qualified Deferred Compensation Table

The following table presents a summary of 2021 contributions made under the Executives’ Deferred Compensation Plan, as well as associated 2021 earnings, distributions and year-end balances. Two types of deferrals are represented below: cash and CSX stock deferrals. Cash deferrals include deferred portions of an NEO’s base salary and short-term incentive payments. CSX stock deferrals include deferred portions of compensation payable in the form of CSX common stock.

Name	Executive Contributions Last Fiscal Year(1)	Registrant Contributions Last Fiscal Year(2)	Aggregate Earnings Last Fiscal Year(3)	Aggregate Distributions Last Fiscal Year	Aggregate Balance Last Fiscal Year End
James M. Foote	87,500	41,635	138,356	—	686,605
Sean R. Pelkey	—	—	—	—	—
Kevin S. Boone	23,500	13,708	8,971	—	81,907
Jamie J. Boychuk	22,550	13,154	6,023	—	41,727
Nathan D. Goldman	15,375	8,969	4,004	—	124,099
Diana B. Sorfleet	15,250	8,896	29,460	—	187,949
Mark K. Wallace	24,700	14,408	17,337	—	3,557
(1)	Executive Contributions in Last Fiscal Year – The values in this column reflect salary deferred by the NEOs in 2021 under the EDCP. These amounts are also included in the Salary column of the Summary Compensation Table.
(2)	Company Contributions in Last Fiscal Year – Company contributions in 2021 are also reported in the All Other Compensation column of the Summary Compensation Table.
(3)	Aggregate Earnings in Last Fiscal Year – Earnings on cash deferrals include the total gains and losses credited in 2021 based on participant investment elections.

62

COMPENSATION DISCUSSION AND ANALYSIS

Potential Payouts Under Change-of-Control Agreements

The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2021, under his or her Change-of-Control Agreement upon the hypothetical termination of employment following a change-of-control: (i) by CSX other than for cause or disability; (ii) by the NEO for good reason; or (iii) upon a constructive termination. The definitions of “change of control”, “cause”, “disability”, “good reason” and “constructive termination” are set forth in the Change-of-Control Agreements. No payments have been made to any NEO pursuant to the Change-of-Control Agreements. Mr. Wallace is not included in the table below due to his untimely passing on November 28, 2021. He received a prorated bonus payment and all outstanding equity, which will vest per the original vesting schedules.

Name	Severance ($)(1)	Pro-Rata Bonus Payment ($)(2)	Equity ($)(3)	Welfare Benefit Values ($)(4)	Outplacements ($)	Aggregate Payments ($)
James M. Foote	12,333,750	5,250,000	73,152,498	22,752	40,000	90,799,000
Sean R. Pelkey	1,754,400	479,165	2,029,133	54,648	20,000	4,337,346
Kevin S. Boone	4,186,000	1,120,000	13,767,839	81,972	40,000	19,195,811
Jamie J. Boychuk	4,186,000	1,120,000	12,937,635	80,942	40,000	18,364,577
Nathan D. Goldman	3,124,550	792,000	16,309,120	58,392	40,000	20,324,062
Diana B. Sorfleet	3,124,550	792,000	10,938,054	81,972	40,000	14,976,576
(1)	Severance – Represents a cash severance payment equal to 2.99 times the sum of the NEO’s (except Mr. Pelkey) annual base salary and “target bonus”. The cash severance payment for Mr. Pelkey is equal to 2 times the sum of his annual base salary and “target bonus”.
(2)	Pro-rata Bonus Payment – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s payout percentage (160% of target for 2021, as described above). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(3)	Equity – Represents the value of outstanding equity awards that would vest in connection with the transaction, including LTIP performance units based on 100% attainment of target levels under the 2019-2021, 2020-2022 and 2021-2023 LTIPs and the closing price of the Company’s common stock on December 31, 2021 of $37.60 per share.
(4)	Welfare Benefit Values – Estimated values associated with the continuation of medical, prescription, dental, disability, employee life, group life, accidental death and travel insurance for three years post-termination following a change-of-control.

Benefits Provided Following a Change-of-Control

Each Change-of-Control Agreement provides that for a period of three years after a change-of-control (or, if later, 12 months following the final decision by an agency of a regulated business combination) (the “Employment Period”), CSX is required to:

■	Pay the executive an annual base salary that is at least equal to the highest base salary payable to the executive in the 12-month period immediately preceding the Employment Period (although certain reductions in salary that are also applicable to similarly-situated Company executives may be permitted);
■	Provide the executive with an opportunity to earn an annual incentive payment at a minimum, target and maximum level that is not less favorable than the executive’s opportunity to earn such annual incentives prior to the Employment Period (although certain reductions also applicable to similarly-situated Company executives may be permitted); and
■	Ensure the executive is eligible to participate in incentive, retirement, health and group benefits and other retirement–related benefit plans and to benefit from paid vacation and other policies of CSX and its affiliates, on a basis not less favorable than the benefits generally available to the executive before the Employment Period (or the benefits generally available to other executives at any time after the beginning of the Employment Period, whichever is more favorable).

2022 Proxy Statement	63

COMPENSATION DISCUSSION AND ANALYSIS

Benefits Provided if the NEO’s Employment is Terminated Following a Change-of-Control

Each Change-of-Control Agreement provides that CSX will pay to the NEO the severance benefits described below if, during the Employment Period, CSX terminates the NEO’s employment other than for cause or disability, if the NEO resigns for good reason or upon a constructive termination (as such terms are defined in the Change-of-Control Agreements). An NEO whose employment is terminated without cause in anticipation of a change-of-control is also entitled to the following benefits.

Cash Severance Payment — A lump sum cash severance payment equal to the sum of the following:

■	NEO’s “annual bonus” based upon the NEO’s target incentive opportunity and the plan’s achievement percentage prorated for the number of days in the calendar year prior to a termination of employment; and
■	2.99 times (2 times for Mr. Pelkey) the sum of the NEO’s annual base salary and the NEO’s “target annual bonus.”

Medical and Other Group Benefits — The equivalent of continued medical and life insurance and other health and group benefits coverage for three years after termination of employment at a level at least as favorable as the benefits provided to the NEO during the Employment Period (or the benefits then generally available to other executives, whichever is more favorable).

Outplacement — Outplacement services at a cost to CSX not to exceed $40,000.

Other Change-of-Control Benefits

Pursuant to the terms of the Stock Plans, in the event of a termination of employment: (i) by CSX without cause; or (ii) by the NEO for good reason, in either case, within three years following a change of control:

■	Performance-based equity awards are deemed earned at target levels and cancelled in exchange for a cash payment equal to the fair market value of a share multiplied by the shares subject to the awards at target levels;
■	Restricted stock units and unvested stock options are cancelled in exchange for a cash payment equal to the fair market value of a share, minus the exercise price, if applicable, multiplied by the number of shares subject to the award; and
■	Restricted stock vests in full.

Impact of a Change-of-Control on Deferred Compensation (EDCP) and Retirement Plan Benefits

In accordance with the terms of the EDCP, distribution of the entire account balance shall be made to participants upon a change-of-control (as defined in the EDCP). The Special Retirement Plan also contains certain change-of-control provisions.

No Tax Gross-Ups for Excess Parachute Payments

The Company does not provide gross-up payments for excess parachute excise taxes. Rather, the Change-of-Control Agreements provide that the Company will provide the best-net-benefit, meaning that to the extent an NEO would have a higher net after-tax benefit if his or her payments were reduced so as to avoid excise taxes due to an excess parachute payment, the payments will be automatically adjusted downward to prevent an excess parachute payment. No amounts are reduced in any of the tables to give effect to any such reduction.

64

COMPENSATION DISCUSSION AND ANALYSIS

Post-Employment Compensation - Termination without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change-of-Control)

The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2021, under the applicable severance arrangement assuming the NEO was terminated “without cause” by the Company or by the executive for “good reason.” Mr. Wallace is not included in the table below due to his untimely passing on November 28, 2021.

Name	Severance ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Other Compensation ($)(4)	Total Compensation Payable ($)
James M. Foote	8,250,000	30,304,735	42,847,763	5,250,000	57,832	86,710,330
Sean R. Pelkey	387,000	510,660	777,391	479,165	55,172	2,209,388
Kevin S. Boone	175,000	3,755,751	7,459,048	1,120,000	75,172	12,584,971
Jamie J. Boychuk	175,000	3,777,822	6,606,397	1,120,000	74,829	11,754,048
Nathan D. Goldman	412,500	3,711,797	10,683,559	792,000	67,312	15,667,168
Diana B. Sorfleet	412,500	3,711,797	5,312,493	792,000	75,172	10,303,962
(1)	Severance – Per his employment agreement, Mr. Foote would receive two times his annual salary plus two times his target annual bonus. All other NEOs have their severance payment determined by the management employee severance pay schedule based on tenure. Under the management severance policy, Messrs. Goldman and Pelkey and Ms. Sorfleet would receive nine months’ salary and Messrs. Boone and Boychuk would receive three months’ salary.
(2)	Stock and Option Awards – This includes a prorated amount of all outstanding equity awards as of December 31, 2021, except for Mr. Foote, who would receive his full award (not prorated) per his respective employment agreement. However, all equity would be settled according to each grant’s original vesting schedule. All performance unit calculations in the table assume a target performance; however, actual vesting would be based on Company performance. All equity awards have been valued using the closing stock price on December 31, 2021 (the last trading day of 2021) of $37.60. The Option Awards have been calculated using the difference between the respective grant’s exercise price and the closing stock price on December 31, 2021, multiplied by the prorated number of Options held by the NEO. The prorated Options would remain outstanding until the end of their originally scheduled term.
(3)	Non-Equity Incentive Plan Compensation - Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s payout percentage (160% of target for 2021, as described above). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(4)	Other Compensation – Each NEO would be eligible to receive outplacement and financial planning services not to exceed $40,000 and $12,000, respectively. In addition, each would also have the option to continue their medical and dental benefits if they elected to receive their severance as monthly installments over the period their monthly severance payments are made.

2022 Proxy Statement	65

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, the Company is providing the following information about the ratio of the annual total compensation of CSX’s median employee and the annual total compensation of Mr. Foote. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2021, the last completed fiscal year:

■	The annual total compensation of the individual identified as the Company’s median employee, other than the CEO, was $107,772.
■	The annual total compensation of the CEO was $20,014,390.
■	Based on this information, the ratio for 2021 of the annual total compensation of Mr. Foote to the annual total compensation of the median employee was 186 to 1.

The Company identified a new median employee as of year-end 2021. To identify the median employee, as well as to determine the annual total compensation of Mr. Foote, the following analysis occurred:

1.	As of December 31, 2021, the Company’s employee population consisted of approximately 20,100 employees.
2.	The median employee was identified by using 2021 Medicare Wages for all individuals, excluding Mr. Foote, that were reflected in the Company’s payroll records as reported to the Internal Revenue Service on Forms W-2 for 2021.
3.	All employees who were full-time, part-time, or seasonal, including management and union, as well as furloughed employees who received any wages within the calendar year were included in the analysis. Employees from the Company’s consolidated subsidiaries were also included. In accordance with SEC rules, all non-U.S. employees were excluded from the analysis. As of December 31, 2021, we employed 39 non-U.S. employees, all in Canada, which represented less than 1% of our overall employee population.
4.	Annualized compensation was determined for any full or part-time employees who were employed at year-end but did not work for the Company the entire fiscal year, including those who were furloughed for part of the year. No cost of living or other adjustments were made to compensation.
5.	The use of Medicare Wages is a consistently applied measure that includes all forms of taxable compensation, which we believe is most representative of the Company’s employee base since there are union and management workforces.
6.	Once the median employee was identified, the Company determined the sum of all elements of such employee’s compensation for 2021, in accordance with Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of $107,772. The difference between such employee’s base salary, wages, and overtime pay ($84,652) and the employee’s total annual compensation was the value of the health care benefits for the employee and eligible dependents, which was $23,120.
7.	The annual total compensation for Mr. Foote includes the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement, which was determined in accordance with Item 402(c)(2)(x) of Regulation S-K, plus the added value of his health care benefits, which was $7,584.

66

Item 3:

Advisory (Non-Binding) Vote to Approve
the Compensation of CSX’s Named
Executive Officers

In accordance with the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, CSX is providing shareholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of the Company’s NEOs, which is disclosed pursuant to Item 402 of Regulation S-K and described in the CD&A section, the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of CSX Corporation (the “Company”) approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the Proxy Statement.”

The Company currently holds an advisory vote on the compensation of the Company’s NEOs on an annual basis (in accordance with the results of the advisory shareholder vote held at the Company’s 2017 Annual Meeting to determine the frequency of an advisory vote on NEO compensation), and will continue to hold the vote annually until the next frequency vote is held (which is not required until 2023).

As described in the CD&A, the Company’s executive compensation program is designed to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value. The compensation program is structured to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short and long-term strategic goals. In order to align executive pay with the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, long-term equity incentive awards. The Company makes compensation payout decisions based on an assessment of the Company’s performance, as well as the performance of each NEO against goals that promote CSX’s success by focusing on shareholders, customers, employees and the communities in which we operate.

Shareholders are urged to read the CD&A, the accompanying compensation tables and the related narrative disclosure in this Proxy Statement, which more thoroughly discuss the Company’s compensation policies and procedures. The Compensation and Talent Management Committee and the Board believe that these policies and procedures are effective in implementing the Company’s overall pay-for-performance compensation philosophy.

While this advisory vote is required by law, it will neither be binding on the Company, the Compensation and Talent Management Committee or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duties on, the Company or the Board. The Board and the Compensation and Talent Management Committee will consider the outcome of the vote when developing future executive compensation programs. The Company currently intends to hold the next advisory (non-binding) vote to approve NEO compensation at its 2023 Annual Meeting, unless the Board modifies its policy of holding an advisory (non-binding) vote to approve the compensation of the Company’s NEOs on an annual basis.

The Board unanimously recommends that the shareholders vote FOR this proposal.

2022 Proxy Statement     67

Equity Compensation

Plan Information

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (in thousands)(1)
Equity compensation plans approved by security holders	12,512	$22.42	33,737
Equity compensation plans not approved by security holders	0	0	0
TOTAL	12,512	$22.42	33,737
(1)	The number of shares remaining available for future issuance under plans approved by shareholders includes 33,737,114 shares available for grant in the form of stock options, performance units, restricted stock, restricted stock units, stock appreciation rights and stock awards pursuant to the 2019 Stock Plan.

68

Ownership of
Our Stock

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of March 1, 2022, the beneficial ownership of CSX common stock by each director, director nominee and NEO, and the directors and executive officers of the Company as a group. The business address of each of the Company’s directors and executive officers is CSX Corporation, 500 Water Street, Jacksonville, Florida 32202.

Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Shares for which Beneficial Ownership can be Acquired within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Donna M. Alvarado	368,733	-	368,733	*
Thomas P. Bostick	10,533	-	10,533	*
James M. Foote	879,716	2,349,149	3,228,865	*
Steven T. Halverson	297,598	-	297,598	*
Paul C. Hilal(3)	1,594,893	-	1,594,893	*
David M. Moffett	46,619	-	46,619	*
Linda H. Riefler	60,012	-	60,012	*
Suzanne M. Vautrinot	17,451	-	17,451	*
James L. Wainscott	10,533	-	10,533	*
J. Steven Whisler	177,475	-	177,475	*
John J. Zillmer	336,763	-	336,763	*
Kevin. S. Boone	109,653	220,176	329,829	*
Jamie J. Boychuk	114,847	221,005	335,852	*
Nathan D. Goldman	237,816	437,252	675,068	*
Sean R. Pelkey	67,318	44,699	112,017	*
Diana B. Sorfleet	157,319	314,543	471,862	*
All current executive officers and directors as a group (a total of 17)	4,517,718	3,608,352	8,126,070	*
(1)	Except as otherwise noted, the persons listed have sole voting power as to all shares reported, including shares held in trust under certain deferred compensation plans, and also have investment power except with respect to certain shares held in trust under deferred compensation plans, investment of which is governed by the terms of the trust.
(2)	Based on 2,182,474,121 shares outstanding on March 1, 2022. An asterisk (*) indicates that ownership is less than 1% of class.
(3)	By virtue of ultimately controlling various entities that hold shares of common stock in the Company, Mr. Hilal may be deemed to have the power to vote or direct the vote of the shares held by those entities.

2022 Proxy Statement     69

OWNERSHIP OF OUR STOCK

The following table sets forth information regarding the beneficial ownership of CSX common stock as of March 1, 2022 for each person known to us to be the beneficial owner of more than 5% of the outstanding shares of CSX common stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Capital World Investors(1) 333 South Hope Street Los Angeles, CA 90071	184,488,460	8.3%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	183,589,803	8.28%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	151,615,861	6.8%
Capital Research Global Investors(1) 333 South Hope Street Los Angeles, CA 90071	111,241,858	5.0%
(1)	As disclosed in its Schedule 13G/A filed on February 11 2022.
(2)	As disclosed in its Schedule 13G/A filed on February 9, 2022.
(3)	As disclosed in its Schedule 13G/A filed on February 1, 2022.

70

Additional Information

Notice of Electronic Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 4, 2022. This Proxy Statement and the 2021 Annual Report are available at www.proxyvote.com.

As permitted by rules adopted by the SEC, we are making our proxy materials available to our shareholders electronically via the Internet. We have mailed many of our shareholders a Notice containing instructions on how to access this Proxy Statement and the 2021 Annual Report, and how to vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and the 2021 Annual Report. The Notice also instructs you on how you may submit your voting instructions. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Annual Report on Form 10-K

The 2021 Annual Report (without exhibits) is available on www.csx.com. The 2021 Annual Report (with exhibits) is also available on the website maintained by the SEC (www.sec.gov). The information on or accessible through our website is not part of this Proxy Statement. You may submit a request for a printed version of the 2021 Annual Report in one of the following manners:

■	Send your request by mail to CSX Corporation, Shareholder Relations, 500 Water Street, Jacksonville, Florida 32202; or
■	Call CSX Shareholder Relations at (904) 359-3256.

March 22, 2022

By Order of the Board of Directors

Nathan D. Goldman

Executive Vice President-Chief Legal Officer
and Corporate Secretary

2022 Proxy Statement      71

ADDITIONAL INFORMATION

Other Matters

Except as described below, Management and the Board are not aware of any matters that may properly be brought before the Annual Meeting other than the matters referred to in the Notice of Meeting and this Proxy Statement. Management has received notice from a shareholder that he intends to present himself for nomination as a director at the Annual Meeting. If this shareholder does properly present himself as a nominee at the Annual Meeting, the number of nominees for director will exceed the number of directors to be elected, and directors will be elected by a plurality of the votes cast, rather than by majority vote. In this situation, the person voting the proxies solicited by the Board for the Annual Meeting will vote as directed by you with respect to the election of the 11 directors named in this Proxy Statement and will vote against or abstain from voting on the shareholder’s director nominee. If any other matters are properly brought before the Annual Meeting, or any adjournment thereof, the person appointed in the accompanying proxy will vote the shares represented thereby in accordance with his best judgment.

Householding of Proxy Materials

The SEC’s rules permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as householding, potentially means extra convenience for security holders and cost savings for companies.

As in prior years, a number of brokers with account holders who are CSX shareholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to CSX shareholders, a single copy of the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Shareholders who participate in householding continue to receive separate proxy cards, voting instructions or notices of internet availability, as applicable, which will allow each individual to vote independently.

If you are a registered shareholder currently participating in householding and wish to receive a separate copy of the proxy materials, or if you would like to opt out of householding for future deliveries of your annual proxy materials, please contact us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256. If a separate copy of this Proxy Statement and the 2021 Annual Report is requested for the Annual Meeting, it will be mailed promptly following receipt of the request.

A street name shareholder who received a copy of the proxy materials at a shared address may also request a separate copy of the Proxy Statement and the 2021 Annual Report by contacting us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256.

Street name shareholders sharing an address who received multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request. If you would like to opt out of householding for future deliveries of your proxy materials, please contact your broker, bank or other nominee.

72

Annual Meeting
Questions & Answers

Q: What is the purpose of the Annual Meeting?
A: At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders above, including the election of the 11 director nominees named in this Proxy Statement, the ratification of the appointment of EY as the Independent Registered Public Accounting Firm of CSX for 2022, and the consideration of an advisory (non-binding) vote on compensation for our Named Executive Officers.

Q: How can I participate in the Annual Meeting?

A: This year, CSX will host its virtual Annual Meeting at 10:00 a.m. (EDT) on Wednesday, May 4, 2022. There will be no physical location for shareholders to attend. Shareholders may participate online at www.virtualshareholdermeeting.com/CSX2022. The Annual Meeting will begin promptly at 10:00 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. Online access will be available beginning at 9:45 a.m. (EDT).

To participate in the Annual Meeting, including voting your shares electronically and submitting questions during the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting.

Q: How can I submit a question?

A: If you would like to submit a question, you may do so before or during the Annual Meeting. If you would like to submit your question 48 hours before the start of the meeting, you may log in to www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you would like to submit your question during the Annual Meeting, you may log in to the virtual meeting website at www.virtualshareholdermeeting.com/ CSX2022 using your 16-digit control number, type your question into the “Ask a Question” field, and click “Submit.”

We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem profane or otherwise inappropriate. During the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, as time permits. Shareholders will be limited to one question each unless time otherwise permits.

2022 Proxy Statement     73

ANNUAL MEETING QUESTIONS & ANSWERS

Q: What is the benefit of a virtual meeting?

A: The Board believes that a virtual meeting format will provide the opportunity for full and equal participation by all shareholders, from any location around the world, while substantially reducing the costs associated with hosting an in-person meeting. Additionally, a virtual meeting format reduces health and safety risks associated with the ongoing COVID-19 pandemic to our officers, directors, employees and shareholders.

In order to encourage shareholder participation and transparency, CSX will:

■  provide shareholders with the ability to submit appropriate questions in advance of the Annual Meeting to ensure thoughtful responses from management and the Board;

■  provide shareholders with the ability to submit appropriate questions in real-time during the Annual Meeting through the virtual meeting website;

■  provide management with the ability to answer as many questions as possible in accordance with the meeting rules of conduct in the time allotted without discrimination; and

■  publish all appropriate questions submitted in accordance with the Annual Meeting rules of conduct with answers following the Annual Meeting, including those not addressed directly during the Annual Meeting.

CSX has considered concerns raised by investor advisory groups and other shareholder rights advocates that virtual meetings may diminish shareholder voice or reduce accountability. Accordingly, we have designed our virtual meeting format to enhance, rather than constrain, shareholder access, participation and communication. CSX believes its virtual meeting will afford a greater number of our shareholders the opportunity to participate in the Annual Meeting while (i) still affording participants the same rights they would have had at an in-person meeting; (ii) substantially reducing the time and expense associated with holding an in-person meeting; and (iii) substantially reducing the health and safety risks in connection with the ongoing COVID-19 pandemic.

Q: What if I have technical difficulties or trouble accessing the virtual meeting?
A: We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page or at www.proxyvote.com. Technical support will be available starting at 9:00 a.m. EDT on May 4, 2022.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A: In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our 2021 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies (the “Notice”). Most shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice, which was mailed to most of our shareholders, instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q: How do I get electronic access to the proxy materials?

A: The Notice provides you with instructions on how to:

■  view CSX’s proxy materials for the Annual Meeting on the Internet; and

■  instruct CSX to send future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.

ANNUAL MEETING QUESTIONS & ANSWERS

Q: Who is soliciting my vote?
A: The Board of Directors is soliciting your vote on the matters being submitted for shareholder approval at the Annual Meeting. The Company will pay the costs of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. In addition to using mail, proxies may be solicited in person, by telephone or by electronic communication by officers and employees of the Company acting without special compensation.

Q: Who is entitled to vote?
A: Only shareholders of record at the close of business on March 8, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, unless a new record date is set in connection with any such adjournments or postponements. On March 8, 2022, there were issued and outstanding 2,178,580,270 shares of CSX common stock, the only outstanding class of voting securities of the Company.

Q: How many votes do I have?
A: You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.

Q: How many shares must be present to hold the Annual Meeting?

A: The Company’s bylaws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held of record by a broker, bank or other nominee that are voted on any matter are included in determining the number of shares present.

Shares held by a broker, bank or other nominee that are not voted on any matter at the Annual Meeting (“broker non-vote”) will not be included in determining whether a quorum is present.

Your vote is important and we urge you to vote by proxy even if you plan to participate in the Annual Meeting.

Q: What are the vote requirements for each proposal?

A: Election of Directors. In an uncontested election, a director is elected by a majority of votes cast for his or her election by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent director nominated for re-election as a director who is not re-elected in accordance with the Company’s bylaws is required to promptly tender his or her resignation for consideration following certification of the shareholder vote. For more information on the procedures in these circumstances, see Principles of Corporate Governance. In a contested election, where the number of nominees for director election exceeds the number of directors to be elected, directors are elected by a plurality of the votes cast. Because there are 11 seats on our Board of Directors, this means that if there are more than 11 persons properly nominated for election, the 11 nominees receiving the most “for” votes will be elected, even if the number of votes cast “for” the director do not exceed those cast “against” him or her. As described in Other Matters above, management has received notice from a shareholder that he intends to present himself for nomination as a director at the Annual Meeting. If this shareholder does properly present himself as a nominee at the Annual Meeting, the number of nominees for director will exceed the number of directors to be elected, and directors will be elected by a plurality of the votes cast, rather than by majority vote.

Other Proposals. The proposal to ratify the appointment of EY as the Company’s Independent Registered Public Accounting Firm for 2022 (Item 2) and the proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s NEOs (Item 3) will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

Abstentions are not considered votes cast on any proposal and will have no effect on the outcome of the vote for Items 1, 2 or 3. “Broker non-votes” are not considered votes cast on Items 1 or 3 and will have no effect on the outcome of the vote. Brokers will have discretionary voting power regarding Item 2 in the event that beneficial owners, who own their shares in “street name,” do not provide voting instructions regarding Item 2.

2022 Proxy Statement     75

ANNUAL MEETING QUESTIONS & ANSWERS

Q: How do I vote?

A: To vote by proxy, you must do one of the following:

Vote by Internet. If you are a shareholder of record, you can vote your shares via the Internet 24 hours a day by following the instructions in the Notice. The website address for Internet voting is indicated in the Notice. If you are a beneficial owner, or you hold your shares in “street name” (that is, through a bank, broker or other nominee), please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

Vote by Telephone. If you are a shareholder of record, you can vote your shares by telephone 24 hours a day by calling 1-800-690-6903 on a touch-tone telephone. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

Vote by Mail. If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided if you are a shareholder of record or your voting instruction card if you hold your shares in “street name.” Please promptly mail your proxy card or voting instruction card to ensure that it is received prior to the Annual Meeting.

To vote during the Annual Meeting, you must visit www.virtualshareholdermeeting.com/CSX2022 at the time of the Annual Meeting and enter the 16-digit control number included on your proxy card or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described above prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.

Q: Can I change my vote?
A: Yes. If you are a shareholder of record, you may change your vote or revoke your proxy any time before it is voted (i) by delivering written notice to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, (ii) by timely delivering a later-dated signed proxy card or written revocation, or (iii) by a later vote via the Internet, by telephone or by voting at the Annual Meeting using the 16-digit control number included on your proxy card or on your Notice. If you hold your shares in “street name,” you should follow the instructions provided by your bank, broker or other nominee if you wish to change your vote.

Q: Will my shares be voted if I do not provide voting instructions to my broker?

A: If you hold your shares in “street name” through a bank, broker or other nominee, the bank, broker or other nominee is required to vote those shares in accordance with your instructions. If you do not give instructions to the banker, broker or other nominee, the bank, broker or other nominee will be entitled to vote your shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).

The proposal to ratify the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2022 is considered a routine matter for which a bank, broker or other nominee will have discretionary voting power if you do not give instructions with respect to this proposal. The proposals to: (i) elect directors; and (ii) vote on an advisory (non-binding) resolution on executive compensation are non-routine matters for which a bank, broker or other nominee will not have discretionary voting power and for which specific instructions from owners who hold their shares in “street name” are required in order for a broker to vote your shares.

Q: What happens if I return my proxy card but do not give voting instructions?

A: If you are a shareholder of record and sign, date and return the proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.

The Board unanimously recommends a vote:

1.   FOR the election of the 11 director nominees named in this Proxy Statement;

2.   FOR the ratification of the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2022; and

3.   FOR the approval, on an advisory (non-binding) basis, of the compensation of the Named Executive Officers as disclosed in these materials.

ANNUAL MEETING QUESTIONS & ANSWERS

Q: What happens if other matters are properly presented at the Annual Meeting?
A: If any other matters are properly presented for consideration at the Annual Meeting, the person named as proxy on the enclosed proxy card will have discretion to vote on those matters for you. Management and the Board are not aware of any matters that may properly be brought before the Annual Meeting other than the matters disclosed in this Proxy Statement, except that management has received notice from a shareholder that he intends to present himself for nomination as a director at the Annual Meeting. If this shareholder does properly present himself as a nominee at the Annual Meeting, the number of nominees for director will exceed the number of directors to be elected, and directors will be elected by a plurality of the votes cast, rather than by majority vote. In this situation, the person voting the proxies solicited by the Board for the Annual Meeting will vote as directed by you with respect to the election of the 11 directors named in this Proxy Statement and will vote against or abstain from voting on the shareholder’s director nominee. If any other matters not disclosed in this Proxy Statement are properly presented at the Annual Meeting for consideration, the person voting the proxies solicited by the Board for the Annual Meeting will vote them in accordance with his best judgment.

Q: How are votes counted?
A: Votes are counted by an independent inspector of elections appointed by the Company.

Q: What happens if the Annual Meeting is postponed or adjourned?
A: Unless a new record date has been fixed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change your vote or revoke your proxy with respect to any item until the polls have closed for voting on such item.

Q: What is the deadline for consideration of shareholder proposals for the 2023 Annual Meeting of Shareholders?

A: Shareholder Proposals for Inclusion in Next Year’s Proxy Statement. A shareholder who wants to submit a proposal to be included in the proxy statement for the 2023 Annual Meeting must send the proposal to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received on or before November 22, 2022, unless the date of the 2023 Annual Meeting is changed by more than 30 days from May 4, 2023, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2023 Annual Meeting.

Shareholder Proposals or Director Nominees Not to be Included in Next Year’s Proxy Statement. A shareholder who wants to nominate a director or submit a proposal that will not be in the proxy statement but will be considered at the 2023 Annual Meeting, pursuant to the CSX bylaws, must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, so that it is received no earlier than the close of business on January 4, 2023, nor later than the close of business on February 3, 2023, unless the date of the 2023 Annual Meeting is more than 30 days before or more than 70 days after May 4, 2023, in which case the nomination or proposal must be received no earlier than the 120th day prior to the date of the 2023 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2023 Annual Meeting or the 10th day following the day on which the Company first publicly announces the date of the 2023 Annual Meeting.

Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access). The Company’s bylaws provide “proxy access” by allowing a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to submit director nominees (up to the greater of two directors or the number of directors representing 20% of the Board) for inclusion in the Company’s proxy statement, subject to the other requirements set forth in the bylaws. To include a director nominee in the Company’s proxy statement for the 2023 Annual Meeting, the proposing shareholder(s) must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received by November 22, 2022.

2022 Proxy Statement     77

ANNUAL MEETING QUESTIONS & ANSWERS

Q: Does the Board consider director nominees recommended by shareholders?
A: Yes. The Governance and Sustainability Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. The Governance and Sustainability Committee will evaluate possible nominees received from shareholders using the same criteria it uses for other director nominees. Shareholder recommendations should be submitted in writing addressed to the Chair of the Governance and Sustainability Committee, CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202, and should include a statement about the qualifications and experience of the proposed nominee. Shareholders who wish to nominate a director nominee should do so in accordance with the nomination provisions of the Company’s bylaws. A shareholder nomination for the 2023 Annual Meeting must be delivered to the Company within the time periods described above and set forth in the Company’s bylaws.

Awards and Achievements

CSX continues to be recognized with several high-profile awards, rankings and selections for its business practices, long-term investment value and commitment to excellence, including the following:

Forbes Green Growth 50:

CSX was named to the 2021 Forbes Green Growth 50 list of corporations that have successfully cut greenhouse gas emissions while increasing earnings.

Fortune Most Admired Companies:

CSX was named one of the World’s Most Admired Companies by Fortune magazine in 2022.

2021 Dow Jones Sustainability Index (DJSI):

CSX received this top sustainability honor for the eleventh consecutive year for high performance in environmental management, corporate governance, supply chain management, and corporate citizenship and philanthropy.

Wall Street Journal – World’s Top Transportation Company for Sustainability:

CSX is the most sustainably run transportation company in the world, according to a 2020 analysis by the Wall Street Journal.

CDP A List:

2021 marked the ninth consecutive year CSX has ranked among CDP’s corporate sustainability leaders.

National Defense Transportation Association Service Award

The National Defense Transportation Association (NDTA) presented CSX with a Corporate Distinguished Service Award at its 19th Fall Meeting in 2021.

Newsweek Most Responsible Companies:

Newsweek magazine recognized CSX as America’s top railroad for corporate responsibility and first among all U.S. transport and logistics companies.

World Finance Magazine –
2020 Most Sustainable Company
in the Logistics Industry:

For the second consecutive year, CSX was selected by World Finance magazine as the winner in the logistics category for our commitment to ESG policies in all aspects of our operations.

U.S. Veterans Magazine – Best of the Best Top Veteran-Friendly Companies:

The U.S. Veterans Magazine included CSX on its Best of the Best Top Veteran-Friendly Companies list in 2020 for the second year in a row, recognizing our efforts in welcoming veterans to our workforce.

Military Times – Best for Vets: Employers:

Military Times released its annual Best for Vets: Employers ranking for 2020, with CSX appearing in 44th position.

Disability:IN – Best Place to Work for Disability Inclusion:

For the third consecutive year, CSX was recognized as a Best Place to Work for Disability Inclusion by Disability:IN and the American Association of People with Disabilities.

U.S. Veterans Management

Named to the list Best of the Best Top Veteran-Friendly Companies for 2021.

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com/csx or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 3, 2022. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CSX2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D71017-P69810	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY
CSX CORPORATION

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Donna M. Alvarado	☐	☐	☐
	1b.	Thomas P. Bostick	☐	☐	☐
	1c.	James M. Foote	☐	☐	☐
	1d.	Steven T. Halverson	☐	☐	☐
	1e.	Paul C. Hilal	☐	☐	☐
	1f.	David M. Moffett	☐	☐	☐
	1g.	Linda H. Riefler	☐	☐	☐
	1h.	Suzanne M. Vautrinot	☐	☐	☐
	1i.	James L. Wainscott	☐	☐	☐
	1j.	J. Steven Whisler	☐	☐	☐
	1k.	John J. Zillmer	☐	☐	☐

		For	Against	Abstain
2.	The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2022; and	☐	☐	☐
3.	Advisory (non-binding) resolution to approve compensation for the Company's named executive officers.	☐	☐	☐

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/csx.

D71018-P69810
CSX CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders
to be held on May 4, 2022

The undersigned hereby appoints NATHAN D. GOLDMAN, as proxy, with full power of substitution, to act and vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be hosted online at www.virtualshareholdermeeting.com/CSX2022 on May 4, 2022, at 10:00 a.m. (EDT), and at all adjournments or postponements thereof, and authorizes him to represent and to vote all stock of the undersigned on the proposals listed on the reverse side of this card as directed and, in his discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement.

The proxy will be voted as directed. If no direction is made, the proxy will be voted: "FOR" Proposals 1, 2 and 3. Your Internet or telephone vote authorizes the named proxy to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy via the Internet or by telephone, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Time on Tuesday, May 3, 2022.

Continued and to be signed on reverse side